UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2011

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

December 31, 2011

Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Flexible Value Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Opportunity Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Tactical Bond Fund
Brown Advisory Equity Income Fund

The views in this report contained herein were those of the Funds’ investment advisor, Brown Investment Advisory Incorporated, as of December 31, 2011 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of December 31, 2011. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund
A Message to our Shareholders, December 31, 2011	1
Schedule of Investments, December 31, 2011	3
Brown Advisory Value Equity Fund
A Message to our Shareholders, December 31, 2011	4
Schedule of Investments, December 31, 2011	6
Brown Advisory Flexible Value Fund
A Message to our Shareholders, December 31, 2011	7
Schedule of Investments, December 31, 2011	9
Brown Advisory Small-Cap Growth Fund
A Message to our Shareholders, December 31, 2011	10
Schedule of Investments, December 31, 2011	12
Brown Advisory Small-Cap Fundamental Value Fund
A Message to our Shareholders, December 31, 2011	13
Schedule of Investments, December 31, 2011	15
Brown Advisory Opportunity Fund
A Message to our Shareholders, December 31, 2011	16
Schedule of Investments, December 31, 2011	17
Brown Advisory Maryland Bond Fund
A Message to our Shareholders, December 31, 2011	18
Schedule of Investments, December 31, 2011	19
Brown Advisory Intermediate Income Fund
A Message to our Shareholders, December 31, 2011	25
Schedule of Investments, December 31, 2011	26
Brown Advisory Tactical Bond Fund
A Message to our Shareholders, December 31, 2011	29
Schedule of Investments, December 31, 2011	30
Brown Advisory Equity Income Fund
A Message to our Shareholders, December 31, 2011	31
Schedule of Investments, December 31, 2011	32
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	38
Financial Highlights	43
Notes to Financial Statements	61
Additional Information	72

GLOSSARY OF TERMS

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

Barclays Capital 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Barclays Capital Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

Barclays Capital Intermediate U.S. Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index.

Barclays Capital Intermediate Government/Credit Bond Index represents intermediate and long-term government and investment grade corporate debt securities having maturities of greater than one year.

Barclays Capital U.S. Corporate High Yield Bond Index is a widely-recognized, market value-weighted index which covers the universe of fixed-rate, non-investment grade debt.

Barclays Capital U.S. Corporate Investment Grade Index is composed of publicly issued U.S. dollar-denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. All bonds have at least one year to maturity.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

G-20 (more formally, the Group of Twenty Finance Ministers and Central Bank Governors) is a group of finance ministers and central bank governors from 20 economies: 19 of the world’s largest national economies, plus the European Union.

Hennessee Fixed Income Hedge Fund Index is calculated by taking an equally weighted average of all the underlying funds in the fixed income style reported to Hennessee Group LLC, a registered investment adviser that consults investors on asset allocation, manager selection, and ongoing monitoring of hedge funds. The fixed income style funds typically employ a variety of fixed income related strategies ranging from relative value based trades (basis, TEDs, yield curve, etc.) to directional bets on interest rate shifts. The style also includes credit related arbitrage, which typically involves the purchasing (or selling) of corporate issues and the simultaneous selling (or purchasing) of government issues.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000» companies with higher price-to-book and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

Morgan Stanley Capital Index, Europe, Australasia and Far East Index (“MCSI EAFE Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S.& Canada.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

GLOSSARY OF TERMS

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

The Trouble Asset Relief Program (“TARP”) is a program of the U.S. government to purchase assets and equity from financial institutions in order to strengthen its financial sector.

(This Page Intentionally Left Blank.)

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2011

Dear Shareholder:

During the six-month period ended December 31, 2011, the Brown Advisory Growth Equity Fund Institutional Shares (the “Fund”) returned -6.53% in value. During the same period, the Russell 1000 Growth Index (the “Index”), the Fund’s benchmark, returned -3.92%, outperforming the Fund.

For the six months ended December 31, 2011, our relative over- and underweights have stayed fairly consistent. The largest overweights are in the health care and information technology sectors. These weightings are not driven by a thematic view but rather by our ability to find strong growth models within these two sectors. It is worth noting, however, that what appears to be a very large overweight in technology is, in our opinion, more of a mischaracterization of the specific names within the sector. For example, Apple, Google and MasterCard are companies whose revenues are primarily driven by consumer behavior rather than by enterprise tech-buying patterns.

While the U.S. consumer is facing a headwind with respect to spending, it has become clearer over the past several months that consumer behavior cleaves around demographic sectors.  Higher-wage earners appear to have more confidence in their own economic conditions. And we see evidence of pent-up demand. To that end, we have a bit of an overweight to companies that sell products and services to this customer base when accounting for our holdings in Google, Apple, and MasterCard. Furthermore, growth rates in the consumer staples sector are generally not high enough to meet our 14% hurdle rate.

Top individual stock contributors during the period included Google Inc., Apple Inc., Intuitive Surgical Inc., MasterCard Inc. and FMC Technologies. FMC Technologies performed extremely well as bottom-up fundamentals began to trump economic sentiment. The long-term view on subsea petroleum extraction remains very positive. Apple and MasterCard are names that exhibit the thematic, larger-cap bias that prevailed throughout this time. Apple maintains strong fundamentals despite the departure of Steve Jobs as CEO due to his illness and subsequent death.

The stocks that most hindered performance in the second half of the year were NetApp Inc., Schlumberger Ltd., Charles Schwab Corp., Fluor Corp. and ABB Ltd. The energy sector underperformed as fears of a slowdown in global economic growth weighed on oil prices. Our energy positions, however, benefit from the world’s need for more oil, irrespective of the short-term price.

During this period, we swapped Bank of New York Mellon for Core Laboratories. Core Labs provides reservoir description, production enhancement and reservoir management services to oil and gas producers. It is a name that we have monitored for a long time in search of a good entry price. Recent market volatility gave us that opportunity.

We also replaced Urban Outfitters with Fossil, a company that provides an extensive line of men’s and women’s fashion watches and jewelry sold under proprietary and licensed brands. We prefer the company’s focus on the watch business because it presents less fashion risk than many companies in the consumer discretionary space and because it offers more exposure to high-growth Asian markets.

While the second half of calendar year 2011 was a difficult one for the markets, we continue to center our portfolio in what we believe are “best-of-breed” names with truly global opportunities. While stock prices might well remain volatile, we believe stock prices should ultimately follow earnings. We believe the portfolio is well-positioned given the strong expected earnings growth of the portfolio’s holdings.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2011

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Growth Equity Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 96.0%
Consumer Discretionary — 6.6%
385,286	Coach, Inc.	23,517,858
237,290	Fossil, Inc.*	18,831,334
		42,349,192

Consumer Staples — 5.4%
254,366	Costco Wholesale Corp.	21,193,775
195,363	Mead Johnson Nutrition Co.	13,427,299
		34,621,074

Energy — 13.0%
484,924	Canadian Natural Resources, Ltd.	18,121,610
152,352	Core Laboratories NV	17,360,510
435,080	FMC Technologies, Inc.*	22,724,228
358,360	Schlumberger, Ltd.	24,479,572
		82,685,920

Financials — 2.2%
1,257,576	Charles Schwab Corp.	14,160,306

Health Care — 15.9%
358,211	Covance, Inc.*	16,377,407
268,671	DaVita, Inc.*	20,367,949
598,619	Express Scripts, Inc.*	26,752,283
214,372	IDEXX Laboratories, Inc.*	16,498,069
46,725	Intuitive Surgical, Inc.*	21,634,142
		101,629,850

Industrials — 13.8%
415,951	ABB, Ltd.	7,832,357
414,589	Danaher Corp.	19,502,267
434,091	Fluor Corp.	21,813,073
241,051	Roper Industries, Inc.	20,940,100
234,914	Stericycle, Inc.*	18,304,499
		88,392,296

Information Technology — 39.1%
325,692	Accenture PLC	17,336,585
430,873	Amphenol Corp.	19,557,325
265,800	ANSYS, Inc.*	15,225,024
64,346	Apple, Inc.*	26,060,130
219,025	Citrix Systems, Inc.*	13,299,198
252,287	Cognizant Technology Solutions Corp.*	16,224,577
771,909	Genpact Limited*	11,540,040
55,437	Google, Inc.*	35,806,758
61,575	Mastercard, Inc.	22,956,391
613,765	National Instruments Corp.	15,927,202
483,736	NetApp, Inc.*	17,545,105
429,141	QUALCOMM, Inc.	23,474,013
147,452	Salesforce.com, Inc.*	14,960,480
		249,912,828
Total Common Stocks (Cost $574,552,930)		613,751,466

Short-Term Investments — 3.7%
Money Market Funds — 3.7%
23,693,875	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03% #	23,693,875
Total Short-Term Investments (Cost $23,693,875)		23,693,875
Total Investments — 99.7% (Cost $598,246,805)		637,445,341
Other Assets in Excess of Liabilities — 0.3%		1,976,425
NET ASSETS — 100.0%		$639,421,766

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	39.1%
Health Care	15.9%
Industrials	13.8%
Energy	13.0%
Consumer Discretionary	6.6%
Consumer Staples	5.4%
Money Market Funds	3.7%
Financials	2.2%
Other Assets and Liabilities	0.3%

100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2011.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Value Equity Fund
A Message to Our Shareholders
December 31, 2011

Dear Shareholder:

During the six-month period ended December 31, 2011, the Brown Advisory Value Equity Fund (the “Fund”) declined 6.40% in value. During the same period, the Russell 1000 Value (the “Index”), the Fund’s benchmark, declined 5.22%.

For the six months ended December 31, 2011, we believe the portfolio remains well positioned in global franchises, with a high innovation profile and strong finances. The valuation of the portfolio is low in an absolute, historic and relative sense. Furthermore, we believe that the expectations for the companies we own are very reasonable. We continue to believe that the “old school” of technology offers a compelling value proposition, and it remains our largest commitment. Our negative view of credit-based financials, especially the derivative banks, has not changed. We are finding some opportunities in high-quality regional banks that should be well positioned to gain both deposit and loan share. With the rush toward dividend income, and a belief that current monetary policy is laying the foundation for significant inflation, we don’t see much undiscovered opportunity in either telecommunication services or utilities.

From an individual stock perspective, leading contributors to performance for the six-month period included Merck & Co. Inc., National Oilwell Varco Inc., Chubb Corp., Microchip Technology Inc. and T. Rowe Price Group Inc. Performance laggards during the six-month period were Southwestern Energy Co., Bank of New York Mellon Corp., Lennox International Inc., Guess? Inc. and E.I. DuPont de Nemours & Co.

During the six-month period, we initiated positions in the following companies: Deere & Co., Diageo PLC ADS, Emerson Electric Co., Freeport-McMoRan Copper & Gold Inc., M&T Bank Corp., Microchip Technology Inc., National Oilwell Varco Inc., NetApp Inc. and T. Rowe Price Group Inc. We eliminated positions in the following companies: Bank of New York Mellon Corp., Cisco Systems Inc., Diamond Offshore Drilling Inc., Kohl’s Corp., Lennox International Inc., Medtronic Inc., Northrop Grumman Corp., Owens-Illinois Inc., VF Corp. and Walgreen Company.

These past six months have been a little frustrating for our approach. While our negative view on the rebirth of the great credit cycle was handsomely rewarded, our stock performance in several other sectors, such as consumer staples, energy, industrials and utilities, lagged the averages enough that our performance was behind our benchmark. Remarkably, the portfolio began the six months at a near record low valuation and ended even lower. Notwithstanding a couple of mistakes, the companies in the portfolio on average met investor expectations. As a result, we remain encouraged about our companies’ prospects and appreciation potential. Uncertainty reigns: record equity market volatility, mountains of cash at Corporate America, negative real interest rates here and abroad, European sovereign risk, domestic political gridlock, and a well-established precious metals bull market. In our view, these are all symptoms of the same problem; namely, the end of credit-driven growth and the arrival of something else. As a result, investor skepticism is sky high. Momentum, driven largely by derivatives, and regardless of valuation, continues for what’s working until it stops working. Companies with strong businesses but faced with cyclical uncertainties (a major portion of the portfolio), trade at highly attractive valuations. This condition was resident at the beginning of the year but got progressively worse as the year unfolded.

The message is the same. Investors aren’t willing to believe anything about the future. While we are as discouraged as the next guy about the present dysfunctionality, we believe that the unreal bifurcation of today’s market offers a lot of long-term opportunity for patient investors. Global franchises with leading market positions, an ability to grow through innovation and secured by strong finances should generate sufficient superior cash flow to more than compensate for today’s uncertainty.

Sincerely,

Richard M. Bernstein, CFA
Portfolio Manager

Brown Advisory Value Equity Fund
A Message to Our Shareholders
December 31, 2011

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary on Terms.

Brown Advisory Value Equity Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 97.1%
Consumer Discretionary — 6.5%
155,210	American Eagle Outfitters, Inc.	2,373,161
129,565	Guess, Inc.	3,863,628
139,010	Lowe’s Companies, Inc.	3,528,074
		9,764,863

Consumer Staples — 7.1%
41,840	Diageo Plc	3,657,653
49,935	McCormick & Co, Inc.	2,517,723
66,130	PepsiCo, Inc.	4,387,725
		10,563,101

Energy — 11.6%
52,635	National Oilwell Varco, Inc.	3,578,654
44,540	Occidental Petroleum Corp.	4,173,398
144,410	Southwestern Energy Co.*	4,612,455
97,175	Total S.A. ADR	4,966,614
		17,331,121

Financials — 18.6%
56,685	ACE Limited	3,974,752
63,435	American Express Co.	2,992,229
59,385	Chubb Corp.	4,110,630
95,825	Loews Corp.	3,607,811
32,390	M&T Bank Corp.	2,472,653
94,475	Northern Trust Corp.	3,746,878
66,345	PNC Financial Services Group, Inc.	3,826,116
51,285	T. Rowe Price Group, Inc.	2,920,681
		27,651,750

Health Care — 13.0%
80,980	Becton, Dickinson & Co.	6,050,826
194,345	Merck & Co., Inc.	7,326,807
103,920	Novartis AG	5,941,106
		19,318,739

Industrials — 12.8%
59,385	3M Co.	4,853,536
31,040	Deere & Co.	2,400,944
55,335	Emerson Electric Co.	2,578,058
83,679	Fluor Corp.	4,204,870
107,970	Illinois Tool Works, Inc.	5,043,278
		19,080,686

Information Technology — 21.5%
9,449	Apple, Inc.*	3,826,845
106,620	CA, Inc.	2,155,323
198,395	Dell, Inc.*	2,902,519
98,525	Harris Corp.	3,550,841
76,930	Microchip Technology, Inc.	2,817,946
251,030	Microsoft Corp.	6,516,738
39,140	NetApp, Inc.*	1,419,608
141,710	Oracle Corp.	3,634,862
95,825	QUALCOMM, Inc.	5,241,627
		32,066,309

Materials — 6.0%
122,815	E.I. du Pont de Nemours & Co.	5,622,471
89,075	Freeport-McMoRan Copper & Gold, Inc.	3,277,069
		8,899,540
Total Common Stocks (Cost $132,034,708)		144,676,109
Short-Term Investments — 3.3%
Money Market Funds — 3.3%
4,914,432	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03% #	4,914,432
Total Short-Term Investments (Cost $4,914,432)		4,914,432
Total Investments — 100.4% (Cost $136,949,140)		149,590,541
Liabilities in Excess of Other Assets — (0.4)%		(605,956)
NET ASSETS — 100.0%		$148,984,585

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	21.5%
Financials	18.6%
Health Care	13.0%
Industrials	12.8%
Energy	11.6%
Consumer Staples	7.1%
Consumer Discretionary	6.5%
Materials	6.0%
Money Market Funds	3.3%
Other Assets and Liabilities	(0.4)%
100.0%

ADR American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2011.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Flexible Value Fund
A Message to Our Shareholders
December 31, 2011

Dear Shareholder:

For the six-month period ended December 31, 2011, the Brown Advisory Flexible Value Fund (the “Fund”) returned -1.91%. For the same period, the S&P 500 (the “Index”), the Fund’s benchmark, returned -3.69%.  We are pleased to report that for the one- and three-year periods ended December 31, 2011, the Fund outperformed the benchmark with a one-year annualized return of 4.04% and a three-year annualized return of 17.55% versus the benchmark returns of 2.11% and 14.11% for the same periods, respectively. For the five-year and since inception periods, the Fund has returned – 2.06% and – 1.62% on an annualized basis versus the benchmark returns of – 0.25% and 0.03% for the same periods, respectively. We remain confident about the prospects for the portfolio holdings.

Performance returns represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Performance shown is for the Fund’s Institutional Class Shares. Performance for other share classes will vary. As stated in the current prospectus, the Fund’s Institutional Shares operating expense ratio (gross) was 1.33% for the previous fiscal year. Shares redeemed or exchanged within 14 days of purchase will be charged a 1.00% fee, subject to limited exceptions. Performance data quoted does not reflect the redemption fee. For the most recent month-end performance, please call (800) 540-6807.

During the first three months of the period, both the Fund and its benchmark posted a decline that was followed by a strong rebound in the last three months. The mix of reported economic data became more negative in the third quarter, and governments in Europe and the U.S. dominated the headlines with their failures to deal responsibly with heavy public debts. At times, speculation that a “double-dip” recession might occur approached a consensus that a recession was unavoidable or already under way. Sentiment on the economy became less negative in the fourth quarter, as it appeared that some economic progress was under way, most notably in the growth of private-sector employment. Consumers modestly increased their spending and added to their household savings. While near-term fluctuations in the economy can be material to equity returns in the short run, they are notoriously difficult to predict.

The current economic recovery has been unexceptional by historic standards as individuals, companies and countries adjust to a new reality. Borrowers are realizing that living beyond one’s means is not a long-term, sustainable strategy, as lenders conclude that expecting immediate repayment of all obligations is also a fantasy. The bumpy adjustment to these and other realities has kept uncertainty high despite the progress being made. The human desire for progress, improvement and adjustment tends to push free economies forward, but not always and not at the preferred rate.

Investors’ reaction to uncertainty also affects individual stocks. During the six-month period, the shares of companies that were subject to controversy or exposed to near-term economic and stock market fluctuations lagged. Franklin Resources Inc. (BEN), a global investment advisor; Bank of America (BAC), a banking and financial services company; and Goldman Sachs (GS), an investment bank, negatively impacted the Fund’s performance as the continued unpopularity of financial companies and their near-term business challenges was reflected in their stock price performance. Another key detractor was Southwestern Energy (SWN), a natural gas exploration and production company, whose share price struggled due to low natural gas prices related to warm winter weather.

The biggest contributors to the Fund’s results were the Fund’s largest holdings, Google (GOOG), the leader in Internet search and advertising, and MasterCard (MA), the credit card transaction processor. Google posted excellent business results during the period, and MasterCard, which we commented on at some length in our previous report, had a favorable resolution to a regulatory issue. We slightly trimmed Google and MasterCard after their substantial gains, but continue to like their long-term business positions and value propositions.

Other top performers include TJX Companies Inc. (TJX), an off-price retailer, and Kinder Morgan Inc. (KMI), an energy pipeline company. Like Google, TJX and Kinder Morgan reported favorable results. Also, noteworthy is that both companies announced a dividend increase. Highlighting these positive contributors to the Fund’s results provides us with the opportunity to illustrate our long-term focus, as three of the four are companies owned in the Fund since inception. While Google was the most recent investment, it too is a long-term holding as it was first purchased over three years ago.

We should note that the future is never certain, but sometimes the market acts as if the future is more uncertain (or certain). Investors tend to flock toward certainty in times, like today, that they perceive as uncertain. This tendency helps explain the current popularity (and relative high prices) of U.S. Treasury bonds. As of today’s writing, 10-year Treasury bonds pay about $2 of annual interest on every $100 invested. Stocks offer a less specific but prospectively much more attractive return. One hundred dollars invested in the S&P 500 Index offers an estimated $7.75 of 2012 earnings, of which $2.12 is currently being paid out in dividends. Stock investments offering a higher average current income return than 10-year Treasury bonds is a rare occurrence, let alone the prospect of income growth from the investment of the earnings retained by companies.

Brown Advisory Flexible Value Fund
A Message to Our Shareholders
December 31, 2011

We expect that the ebb and flow of economic worries will continue, and uncertainty regarding the economy may continue to be magnified in the stock market by investors’ emotions. While market volatility can be disconcerting, it frequently provides the opportunity to buy shares of companies at discounts to their long-term value.

Price drops in Accenture (ACN) and Oracle (ORCL) related to worries about slowing in the pace of information technology investment by major companies presented the opportunity to invest in these two leading technology firms. Accenture has excelled in its capital allocation to share repurchase and dividends. We were attracted by the strong business economics and moderate valuation of CME Group (CME), which owns the Chicago Mercantile Exchange, the leading commodity futures exchange. We purchased Owens Corning (OC), the #1 company in insulation and #2 in roofing, expecting it to benefit from an eventual recovery in the U.S. construction markets.

Costco (COST), a membership warehouse, was a successful long-term holding that we sold after its valuation became stretched. Sales of energy companies such as Diamond Offshore Drilling (DO) and Exxon (XOM) funded additions to other portfolio energy holdings such as Occidental Petroleum (OXY).

We strive to build a portfolio of strong businesses acquired during their bargain moments. We assess the attractiveness of a business based on key considerations: 1) business economics and financial condition, 2) durability of competitive advantages (to protect favorable economics from competitive erosion) and 3) capable and trustworthy management. Bargain opportunities can occur due to temporary investor disappointments, forced selling for noneconomic reasons, or recognition of significant positive change or misperception of value that is not yet recognized by the market. Our flexible approach to balancing price and business characteristics expands our opportunity set to include both “growth” and “value” stocks. We favor a long-term “business owner’s” approach to investing, and we allow truly strong businesses the opportunity to grow their weighting in our portfolios over time.

We appreciate your confidence in our investment management.

Sincerely,

R. Hutchings Vernon
Portfolio Manager

Michael L. Foss
Portfolio Manager

Nina K. Yudell
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Flexible Value Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities.

Treasury Bonds are backed by the U.S. Government and stocks are not backed by the U.S. Government. Stocks are generally more volatile than Treasury Bonds.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Flexible Value Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 94.9%
Consumer Discretionary — 16.6%
17,370	Aarons, Inc.	463,432
20,440	Carmax, Inc.*	623,011
13,596	General Motors Co.*	275,591
6,046	Kohls Corp.	298,370
32,519	Lowe’s Companies, Inc.	825,332
8,915	Scripps Networks Interactive, Inc.	378,174
10,140	Time Warner Cable, Inc.	644,600
11,831	TJX Companies, Inc.	763,691
25,842	Walt Disney Co.	969,075
		5,241,276

Consumer Staples — 4.2%
18,735	Kraft Foods, Inc.	699,940
9,180	PepsiCo, Inc.	609,093
		1,309,033

Energy — 13.9%
34,424	Kinder Morgan, Inc.	1,107,420
14,770	Occidental Petroleum Corp.	1,383,949
21,785	Southwestern Energy Co.*	695,813
12,555	Total S.A. ADR	641,686
13,014	World Fuel Services Corp.	546,328
		4,375,196

Financials — 17.0%
11,430	American Express Co.	539,153
28,835	Bank of America Corp.	160,323
17,346	Berkshire Hathaway, Inc.*	1,323,499
1,550	CME Group, Inc.	377,688
8,315	Franklin Resources, Inc.	798,739
3,445	Goldman Sachs Group, Inc.	311,531
5,045	RenaissanceRe Holdings Ltd.	375,197
8,405	T. Rowe Price Group, Inc.	478,665
35,980	Wells Fargo Co.	991,609
		5,356,404

Health Care — 9.2%
15,900	Express Scripts, Inc.*	710,571
6,351	Johnson & Johnson	416,499
16,660	Merck & Co., Inc.	628,081
27,600	Pfizer, Inc.	597,264
8,155	Wellpoint, Inc.	540,269
		2,892,684

Industrials — 8.0%
16,270	Canadian National Railway Co.	1,278,171
19,780	Owens Corning*	568,082
9,135	United Technologies Corp.	667,677
		2,513,930

Information Technology — 21.4%
8,662	Accenture PLC	461,078
2,801	Google, Inc.*	1,809,166
2,340	International Business Machines Corp.	430,279
4,642	Mastercard, Inc.	1,730,631
30,519	Microsoft Corp.	792,273
11,964	Oracle Corp.	306,877
13,370	QUALCOMM, Inc.	731,339
4,955	Visa, Inc.	503,081
		6,764,724

Materials — 1.5%
5,156	Sherwin-Williams Co.	460,276

Telecommunication Services — 3.1%
11,655	Crown Castle International Corp.*	522,144
4,400	Millicom International Cellular SA	444,356
		966,500
Total Common Stocks (Cost $25,560,142)		29,880,023
Warrants — 0.3%
12,000	Wells Fargo Co.*	102,960
Total Warrants (Cost $92,400)		102,960
Short-Term Investments — 4.8%
Money Market Funds — 4.8%
1,508,167	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03% #	1,508,167
Total Short-Term Investments (Cost $1,508,167)		1,508,167
Total Investments — 100.0% (Cost $27,160,709)		31,491,150
Liabilities in Excess of Other Assets — (0.0)%		(4,199)
NET ASSETS — 100.0%		$31,486,951

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	21.4%
Financials	17.0%
Consumer Discretionary	16.6%
Energy	13.9%
Health Care	9.2%
Industrials	8.0%
Money Market Funds	4.8%
Consumer Staples	4.2%
Telecommunication Services	3.1%
Materials	1.5%
Warrants	0.3%
Other Assets and Liabilities	0.0%
100.0%

ADR American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2011.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2011

Dear Shareholder:

During the six-month period ended December 31, 2011, the Brown Advisory Small-Cap Growth Fund (the “Fund”) declined approximately 9.68% in value. During the same period, the Russell 2000 Growth Index (the “Index”), the Fund’s benchmark, fell over 10.59%.

For the six months ended December 31, 2011, stock prices were under pressure due primarily to concerns regarding European sovereign debt defaults and the potential impact on the financial system and the global economy. Although we are not pleased with the absolute performance during the period, the relative performance was positive, driven by two primary factors. First, the portfolio continued to benefit—a trend that has been in place the last 18 to 24 months— from merger and acquisition activity in the small-cap growth investment universe. Once again, we witnessed multiple “take-outs” done at substantial premiums by strategic buyers. In a world with a dearth of growth, cash rich and highly profitable larger companies continue to seek ways to enhance their top- and bottom-line growth via acquisition. Second, the portfolio’s largest position, World Fuel Services (“INT”) had a very positive impact on results, climbing nearly 18% compared to a drop of over 15% for the Index’s energy sector. The culmination of these two factors led to outperformance for the period.

From an individual stock perspective, as mentioned above, the greatest contributors during the period came out of the energy and technology sectors. World Fuel Services contributed 95 basis points to the Fund as the company continued to take share in its primary end market, the transportation and logistics of marine, aviation and other fuels. SuccessFactors (“SFSF”), a new holding bought in calendar 3Q11, also contributed 95 basis points to the portfolio. The Fund took advantage of the significant weakness in the stock early in the period to accumulate an average-size portfolio position. In 4Q11, the company was acquired by SAP at a substantial premium, a surprise to us and the market. Similarly, DemandTec (“DMAN”), a leader in price optimization software, was purchased by another mega-cap software company, IBM. The stock rose roughly 45% during the period and approximately doubled in 4Q11. Our substantial due diligence on the company gave us the conviction to continue to add to the position on weakness based on its market-leading technology.

The largest detractors during the period were Covance (“CVD”), Pegasystems (“PEGA”) and Masimo (“MASI”). Covance is a leading contract research organization for the pharmaceutical and biotech industry. Due to sluggish end-market growth and concerns regarding European economic weakness, the stock declined nearly 23%. Pegasystems, a prominent business process management software company, saw a dip in software license sales, causing investors to sell the stock. We continue to be long-term believers in the positive evolution of the company’s end markets and its competitive positioning. Masimo possesses a dominant share in the real-time pulse oximetry market. However, due to economic and regulatory developments, hospitals have been forced to cut costs, deferring or cancelling product orders. The company has a couple promising new products in its pipeline, but it may take another two to three quarters for fundamental improvement to drive the stock higher.

Our long-term, fundamental, bottom-up investment process once again dictated the Fund’s performance for the period. Security selection typically drives returns. Our focus on leading, high-quality companies has enabled the portfolio to disproportionately benefit from M&A activity in the small-cap growth universe. Strategic buyers continue to be enamored with the same attractive fundamental characteristics that drove our original investment in these companies. While we do not purchase a company with the thesis that it will be acquired, a commitment to owning quality business franchises certainly increases the odds of strategic interest.

Our entire investment team would like to thank you for your support of the strategy and we look forward to updating you on our progress in six months.

Sincerely,

Christopher A. Berrier
Portfolio Manager

Timothy W. Hathaway
Portfolio Manager

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2011

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 98.1%
Consumer Discretionary — 15.6%
87,015	Ann, Inc.*	2,156,232
64,892	Ascent Media Corp.*	3,291,322
160,451	GameStop Corp.*	3,871,682
130,533	Harman International Industries, Inc.	4,965,476
350,591	Knology, Inc.*	4,978,393
43,980	Monro Muffler Brake, Inc.	1,705,984
146,548	National CineMedia, Inc.	1,817,195
126,254	Sodastream International Ltd.*	4,127,243
91,979	Sotheby’s	2,624,161
60,647	Vitamin Shoppe, Inc.*	2,418,602
		31,956,290

Energy — 8.3%
16,879	Carbo Ceramics, Inc.	2,081,687
35,520	Dril-Quip, Inc.*	2,337,926
54,185	Oceaneering International, Inc.	2,499,555
240,562	World Fuel Services Corp.	10,098,792
		17,017,960

Health Care — 19.8%
166,575	Covance, Inc.*	7,615,809
121,405	Gen-Probe, Inc.*	7,177,463
88,032	Henry Schein, Inc.*	5,671,902
37,407	IDEXX Laboratories, Inc.*	2,878,843
148,527	Incyte Corp.*	2,229,390
157,515	Masimo Corp.*	2,943,168
213,504	PSS World Medical, Inc.*	5,164,662
77,180	SXC Health Solutions Corp.*	4,359,126
105,382	Volcano Corporation*	2,507,038
		40,547,401

Industrials — 25.1%
90,677	Actuant Corp.	2,057,461
67,150	Acuity Brands, Inc.	3,558,950
29,775	American Science & Engineering, Inc.	2,027,975
46,969	CoStar Group, Inc.*	3,134,241
59,493	Gardner Denver, Inc.	4,584,531
208,946	Hexcel Corp.*	5,058,583
98,803	IDEX Corp.	3,666,579
256,093	Interline Brands, Inc.*	3,987,368
220,443	Knight Transportation, Inc.	3,447,729
48,155	MSC Industrial Direct Co., Inc.	3,445,490
253,929	Quanex Building Products Corp.	3,814,014
172,577	Roadrunner Transportation
	Services Holdings, Inc.*	2,438,513
15,940	RSC Holdings, Inc.*	294,890
218,162	UTi Worldwide, Inc.	2,899,373
38,300	Valmont Industries, Inc.	3,477,257
109,365	Waste Connections, Inc.	3,624,356
		51,517,310

Information Technology — 27.8%
39,408	ANSYS, Inc.*	2,257,290
392,966	Applied Micro Circuits Corp.*	2,640,732
81,897	Cavium, Inc.*	2,328,332
59,972	CommVault Systems, Inc.*	2,562,004
58,518	Concur Technologies, Inc.*	2,972,129
340,945	DemandTec, Inc.*	4,490,246
131,126	EXFO, Inc.*†	776,266
21,088	FactSet Research Systems, Inc.	1,840,561
253,299	Genpact Limited*	3,786,821
51,300	Global Payments, Inc.	2,430,594
51,387	Informatica Corp.*	1,897,722
109,581	Interactive Intelligence Group, Inc.*	2,511,597
68,707	MAXIMUS, Inc.	2,841,034
198,022	Mercury Computer Systems, Inc.*	2,631,712
157,768	Microsemi Corp.*	2,642,614
190,657	Pegasystems, Inc.	5,605,315
141,628	SuccessFactors, Inc.*	5,646,707
42,924	Ultimate Software Group, Inc.*	2,795,211
167,467	Volterra Semiconductor Corp.*	4,288,829
		56,945,716

Materials — 1.5%
76,915	Rockwood Holdings, Inc.*	3,028,144
Total Common Stocks (Cost $167,398,536)		201,012,821
Private Placements — 0.7%
12,000	Greenspring Global Partners IV-B, L.P.*^†	1,335,072
Total Private Placements (Cost $1,138,888)		1,335,072
Short Term-Investments — 1.2%
Money Market Funds — 1.2%
2,551,529	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03% #	2,551,529
Total Short-Term Investments (Cost $2,551,529)		2,551,529
Total Investments — 100.0% (Cost $171,088,953)		204,899,422
Other Assets in Excess of Liabilities — 0.0%		80,314
NET ASSETS — 100.0%		$204,979,736

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	27.8%
Industrials	25.1%
Health Care	19.8%
Consumer Discretionary	15.6%
Energy	8.3%
Materials	1.5%
Money Market Funds	1.2%
Private Placements	0.7%
Other Assets and Liabilities	0.0%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2011.
^
Security is exempt from registration under Rule 144A of the Securities Act of 1933.  Security is fair valued under the supervision of the Board of Trustees and was acquired from February 2008 to December 2011 as part of a $2,000,000 capital commitment.  At December 31, 2011, $1,200,000 of the capital commitment has been fulfilled by the Fund.

†	A portion of this security is considered illiquid. At December 31, 2011, the total market value of securities considered illiquid was $1,788,700 or 0.9% of net assets.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2011

Dear Shareholder,

During the six-month period ended December 31, 2011, the Small-Cap Fundamental Value Fund (the “Fund”) decreased 9.11%. During the same period, the Russell 2000 Value, the Fund’s benchmark, decreased 8.94%.

The biggest contributor to the Fund’s outperformance during the six-month time period was stock selection in the energy and health care sectors. Energy and health care were two of the worst-performing sectors during the six months (-18% and -16%, respectively), but individual security selection in both cases led to 5% return in energy and -0.50% return in health care for the Fund over the same time period. The largest detractors of performance were in the materials and utility sectors. When fears of the European debt crisis started to spread through the market in August, materials as well as other cyclical sectors bore the brunt of the selloff. As the uncertainty in Europe weighed on the market, investors flocked to perceived “safety” trades. This led to utilities significantly outperforming the market by 1500bps over the sixth-month time period. The Fund’s lack of exposure to this area of the market was a drag on performance.

World Fuel Services Corp. (World Fuel) was the fund’s largest position and correspondingly the largest contributor to performance. World Fuel is a fuel logistics company primarily engaged in the global marketing, sale and distribution of marine, aviation and land fuel products and services. World Fuel has been in business for over 25 years and has developed a strong position in what is a highly fragmented global market. The stock performed well over the six months as the company was able to post strong organic growth and gain share during a period of increased commodity volatility. Air Methods Corp. (Air Methods), the largest provider of air medical transportation in the U.S., performed well during the period as the company closed on the acquisition of the third-largest player in the industry. The acquisition was attractively priced, and the Fund benefited from management’s effective capital allocation. The deal enables Air Methods to increase its already leading market-share position and generate significant cash flow through operational synergies.

Notable detractors from performance included Echostar Corp. (Echostar), TriMas Corp. (TriMas) and American Greetings Corp. (American Greetings). In the cases of Echostar and TriMas, both were positive contributors in the first half of 2011. As the market became concerned about the European debt crisis, investors were quick to take profits from any names with debt on their balance sheets. While both Echostar and TriMas have debt, we feel that the levels are very manageable and the fundamental thesis for each remains intact. Both names remain significant holdings within the Fund. American Greetings was a long-term holding that the Fund sold after learning the company is embarking on a new $150 million capital plan to build a new corporate headquarters.

The Fund added 10 new names during the six-month period. Sizable positions included Thermon Group Holdings Inc. (Thermon), PSS World Medical Inc. (PSS) and MFA Financial Inc. (MFA). Thermon is the number two player in the global heat-tracing market. The company has a diverse customer base, large recurring revenue streams and favorable free cash flow characteristics. Thermon went public in the spring of 2011, and the Fund was able to make its investment at a very attractive valuation, as the stock sold off significantly post the offering. PSS markets and distributes medical supplies to the physician and elder-care markets. The stock had come into an attractive valuation range as the market became concerned with the growth of PSS’s core end markets. With only 8% market share of a very fragmented industry, the Fund felt that the market was mispricing PSS’s franchise value and opportunities to take share from smaller competitors over time. MFA is a mortgage REIT that has a large portfolio of attractively priced non-agency mortgage-backed securities and pays a significant dividend.

In addition to sales of specific names in which the initial investment thesis had altered or better investment opportunities arose, the Fund also exited two positions that were acquired. In one situation, Immucor Inc. (Immucor), a global diagnostics company, was bought by a private equity firm at a significant premium. In another, Susquehanna Bancshares Inc., a strategic buyer acquired Tower Bancorp Inc. (Tower) in a stock and cash transaction. The Fund exited Tower after the announcement, but prior to the consummation of the transaction.

The Fund has remained consistent in its approach to investments. The Fund invests in companies that generate significant amounts of sustainable free cash flow and have management teams that allocate that cash flow in a manner that should build shareholder value. The Fund is focused on acquiring these companies during times when the market is inefficiently valuing the cash flow generation of the assets. We believe these valuation gaps provide a margin of safety and have the potential to generate additional returns.

Sincerely,

David Schuster
Portfolio Manager

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2011

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 91.6%
Consumer Discretionary — 15.4%
68,655	Ann, Inc.*	1,701,271
92,905	Ascent Media Corp.*	4,712,142
106,583	Cato Corp.	2,579,309
128,374	GameStop Corp.*	3,097,664
491,681	Knology, Inc.*	6,981,870
49,013	Liberty Media Corp.*	3,825,465
50,760	Maidenform Brands, Inc.*	928,908
756,436	Wet Seal, Inc.*	2,465,981
		26,292,610

Consumer Staples — 3.2%
68,259	Casey’s General Stores, Inc.	3,516,021
107,429	Spartan Stores, Inc.	1,987,437
		5,503,458

Energy — 10.2%
140,651	Gulf Island Fabrication, Inc.	4,108,416
37,216	Oceaneering International, Inc.	1,716,774
270,294	RigNet, Inc.*	4,524,722
167,731	World Fuel Services Corp.	7,041,347
		17,391,259

Financials — 20.3%
297,400	American Equity Investment Life Holding Co.	3,092,960
168,960	CapitalSource, Inc.	1,132,032
422,168	Capitol Federal Financial, Inc.	4,871,818
267,414	CYS Investments, Inc.	3,513,820
510,084	GFI Group, Inc.	2,101,546
145,065	Horizon Technology Finance Corp.	2,361,658
440,620	Maiden Holdings Ltd.	3,859,831
641,215	MFA Financial, Inc.	4,308,965
217,479	OceanFirst Financial Corp.	2,842,451
196,766	Oritani Financial Corp.	2,512,702
125,047	Pacific Premier Bancorp, Inc.*	792,798
226,895	Renasant Corp.	3,403,425
		34,794,006

Health Care — 6.1%
47,890	Air Methods Corp.*	4,044,311
51,417	Amerigroup Corp.*	3,037,716
135,855	PSS World Medical, Inc.*	3,286,332
		10,368,359

Industrials — 12.7%
178,365	Actuant Corp.	4,047,102
92,410	Brady Corp.	2,917,384
110,221	Brink’s Co.	2,962,740
183,970	Fly Leasing Ltd.	2,303,304
13,285	Gardner Denver, Inc.	1,023,742
143,641	Thermon Group Holdings, Inc.*	2,530,954
325,815	TriMas Corp.*	5,848,380
		21,633,606

Information Technology — 18.3%
252,639	Broadridge Financial Solutions, Inc.	5,697,009
58,079	DST Systems, Inc.	2,643,756
288,461	Echostar Corp.*	6,040,373
146,285	MAXIMUS, Inc.	6,048,885
135,624	Measurement Specialties, Inc.*	3,792,047
184,660	Total System Services, Inc.	3,611,950
215,048	Vishay Precision Group, Inc.*^	3,436,467
		31,270,487

Materials — 4.7%
206,181	KMG Chemicals, Inc.	3,560,745
56,219	Kraton Performance Polymers, Inc.*	1,141,246
96,498	LSB Industries, Inc.*	2,704,839
41,170	Rentech Nitrogen Partners LP*	673,130
		8,079,960

Telecommunication Services — 0.7%
140,584	Boingo Wireless, Inc.*	1,209,022
Total Common Stocks (Cost $148,659,774)		156,542,767
Real Estate Investment Trusts — 3.5%
99,302	Agree Realty Corp.	2,420,983
189,755	Starwood Property Trust, Inc.	3,512,365
		5,933,348
Total Real Estate Investment Trusts (Cost $6,191,646)		5,933,348
Investment Companies — 0.6%
254,016	MCG Capital Corp.	1,013,524
Total Investment Companies (Cost $1,249,632)		1,013,524
Short-Term Investments — 3.1%
Money Market Funds — 3.1%
5,273,196	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03% #	5,273,196
Total Short-Term Investments (Cost $5,273,196)		5,273,196
Total Investments — 98.8% (Cost $161,374,248)		168,762,835
Other Assets in Excess of Liabilities — 1.2%		2,082,085
NET ASSETS — 100.0%		$170,844,920

PORTFOLIO HOLDINGS
% of Net Assets

Financials	20.3%
Information Technology	18.3%
Consumer Discretionary	15.4%
Industrials	12.7%
Energy	10.2%
Health Care	6.1%
Materials	4.7%
Real Estate Investment Trusts	3.5%
Consumer Staples	3.2%
Money Market Funds	3.1%
Telecommunication Services	0.7%
Investment Companies	0.6%
Other Assets and Liabilities	1.2%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2011.
^	A portion of this security is considered illiquid. At December 31, 2011, the total market value of securities considered illiquid was $1,572,873 or 0.9% of net assets.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Opportunity Fund
A Message to Our Shareholders
December 31, 2011

Dear Shareholder:

During the six-month period ended December 31, 2011, the Brown Advisory Opportunity Fund Institutional Shares (the “Fund”) fell 5.89% in value. During the same period, the Russell 3000 Index (the “Index”), the Fund’s benchmark, slipped 5.01%.

The equity markets’ modest declines over the last half of the year masked the underlying volatility of the third and fourth quarters. Investors alternately sold off and bid up stocks as the perceived risk of the European contagion’s impact on global GDP rose and fell with each bit of news. For example, the Russell 3000 Index dropped 18.5% through the beginning of October before hope of a potential resolution to the Greek debt crisis sparked a 15% rally through the end of the year.

Our holdings in the financial, energy and information technology sectors had a positive impact on performance. The top three contributors, Apple, Mastercard and World Fuel Services, together contributed nearly 2.5% to the portfolio’s return. Alternatively, the portfolio was negatively impacted by both allocation to and allocation in consumer staples. Within the index, the sector outperformed the market overall on average, so our underweight had a negative impact. In addition, Walgreen fell considerably as a contract dispute with Express Scripts brought uncertainty to its back-end prescription business; higher-margin front-of-house sales will most likely also slip. In fact, we were more negatively impacted by names we did not own in the sector. Gains in a handful of large-cap, defensively positioned names—Phillip Morris International, Procter & Gamble and Wal-Mart, for example—pulled the index higher. In sum, those three names alone contributed nearly 0.5% to the Index over the course of the second half.

Our efforts to further diversify the portfolio continued in the second half of 2011, both by market capitalization and equity “style.” New names include Monro Mufflers and Fossil in the consumer discretionary sector, Core Labs and Schlumberger in energy, and Rockwood Holdings in the materials sector. Names that we eliminated over the period include Ann Taylor and Urban Outfitters in consumer discretionary, Graco and Lennox in Industrials, and Bank of New York Mellon in financials, to name a handful. While the additions range across the spectrum of equity investments, the commonality is that, for one reason or another, our research analysts believe that each represents our current “best thinking” and upgrades the portfolio’s reward-to-risk profile.

The fund seeks to provide outperformance in all markets by employing a broad-based, fundamentally driven research process to build a well-diversified portfolio. We hope to provide attractive returns over the long term by identifying superior businesses in attractive industries regardless of market capitalization limitations or investment style.

Sincerely,

Darryl R. Oliver, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Opportunity Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 97.4%
Consumer Discretionary — 16.3%
2,780	Coach, Inc.	169,692
3,630	Darden Restaurants, Inc.	165,455
1,990	Fossil, Inc.*	157,926
7,385	Guess, Inc.	220,221
6,950	Lowe’s Companies, Inc.	176,391
2,660	Monro Muffler Brake, Inc.	103,181
3,965	Starbucks Corp.	182,430
885	V.F. Corp.	112,386
		1,287,682

Consumer Staples — 3.1%
1,020	Diageo Plc	89,168
2,280	Mead Johnson Nutrition Co.	156,705
		245,873

Energy — 15.7%
2,375	Canadian Natural Resources, Ltd.	88,754
725	Core Laboratories NV	82,614
1,295	Dril-Quip, Inc.*	85,237
4,465	FMC Technologies, Inc.*	233,206
1,205	National Oilwell Varco, Inc.	81,928
895	Occidental Petroleum Corp.	83,862
1,950	Schlumberger, Ltd.	133,205
5,195	Southwestern Energy Co.*	165,928
6,870	World Fuel Services Corp.	288,402
		1,243,136

Financials — 9.4%
1,660	ACE Limited	116,399
6,000	American Express Co.	283,020
1,350	Chubb Corp.	93,447
4,805	Loews Corp.	180,909
1,785	State Street Corp.	71,953
		745,728

Health Care — 11.7%
1,670	athenahealth, Inc.*	82,030
5,020	Covance, Inc.*	229,514
1,825	DaVita, Inc.*	138,353
5,255	Express Scripts, Inc.*	234,847
320	Intuitive Surgical, Inc.*	148,163
4,815	Masimo Corp.*	89,968
		922,875

Industrials — 9.9%
2,795	Danaher Corp.	131,477
2,515	Fluor Corp.	126,379
2,240	Gardner Denver, Inc.	172,614
8,910	Knight Transportation, Inc.	139,352
1,570	Roper Industries, Inc.	136,386
2,920	Sensata Technologies Holding NV*	76,738
		782,946

Information Technology — 25.4%
2,180	Accenture PLC	116,041
1,990	Amphenol Corp.	90,326
1,000	Apple, Inc.*	405,000
17,775	Applied Micro Circuits Corp.*	119,448
1,820	Citrix Systems, Inc.*	110,510
8,020	Genpact Limited*	119,899
835	Mastercard, Inc.	311,305
3,300	National Instruments Corp.	85,635
4,350	Pegasystems, Inc.	127,890
7,000	QUALCOMM, Inc.	382,900
5,415	Volterra Semiconductor Corp.*	138,678
		2,007,632

Materials — 5.9%
1,895	E.I. du Pont de Nemours & Co.	86,753
3,275	Freeport-McMoRan Copper & Gold, Inc.	120,487
2,105	Rockwood Holdings, Inc.*	82,874
1,935	Sherwin-Williams Co.	172,738
		462,852
Total Common Stocks (Cost $6,755,208)		7,698,724
Short-Term Investments — 0.2%
Money Market Funds — 0.2%
15,276	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03% #	15,276
Total Short-Term Investments (Cost $15,276)		15,276
Total Investments — 97.6% (Cost $6,770,484)		7,714,000
Other Assets in Excess of Liabilities — 2.4%		187,281
NET ASSETS — 100.0%		$7,901,281

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	25.4%
Consumer Discretionary	16.3%
Energy	15.7%
Health Care	11.7%
Industrials	9.9%
Financials	9.4%
Materials	5.9%
Consumer Staples	3.1%
Money Market Funds	0.2%
Other Assets and Liabilities	2.4%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2011.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2011

Dear Shareholder:

For the six-month period ended December 31, 2011, Brown Advisory Maryland Bond Fund (the “Fund”) returned 3.03%, versus 4.25% for the Fund’s primary benchmark, the Barclay’s 1-10 yr. Municipal Blend Index. The high-quality, single-state bias of the Fund contributed to returns that were less than the benchmark.

Last year, the equity market bore the brunt of concerns about the European debt crisis and the tentative recovery of the U.S. economy, and produced flat to modestly positive returns. In contrast, the Fixed Income markets shrugged off those factors as well as the downgrade of U.S. Treasury debt and the lack of governmental leadership to generate substantive positive returns. Supported by the Federal Reserve’s commitment to maintain a low-rate environment through early 2013 and the flight to safer assets perpetrated by the European debt crisis, fixed income allocations provided much-needed ballast to investment portfolios.

Given the landscape of low interest rates and a flatter yield curve, our fixed income portfolios stand to benefit from seeking value through prudent credit risk versus duration risk. We feel that this approach is an appropriate and viable strategy in both taxable and tax-exempt portfolios and have been taking steps toward positioning our portfolios to potentially benefit in this environment.

During the second half of 2011, we modestly increased the duration of the Fund by moving out of lower-yielding, short-term holdings into intermediate maturities. The dire predictions of massive municipal defaults that drove investors away from the asset class in the beginning of 2011 did not materialize. Municipalities are required by law to balance their budgets. Tough budgetary decisions provided credit stability, which encouraged investors to seek out the yield and capital preservation provided by municipal bonds. The strong demand and diminished supply of new municipal bonds benefited our portfolio’s positions in lower-rated, revenue bonds and intermediate maturity focus in 2011. As the state and local municipalities prepare for the automatic budget cuts that will ensue in early 2013 as a result of the inability of the Super Committee to reach a bipartisan agreement on deficit reduction, we must continue to be vigilant in our analysis of credit-worthiness.

The Fund continues to seek to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Sincerely,

Paul D. Corbin
Portfolio Manager

Monica M. Hausner
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates.  Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Par
Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 94.8%
General Obligation Bonds — 52.8%
475,000	Annapolis Maryland Public Improvement Callable Callable 6/1/2019 @ 100^	4.00%	06/01/2024	531,986
2,000,000	Anne Arundel County Maryland Consolidated General Improvements	3.00%	04/01/2013	2,068,100
565,000	Anne Arundel County Maryland Consolidated General Improvements	5.00%	03/01/2015	641,704
3,310,000	Anne Arundel County Maryland Consolidated General Improvements Callable 4/1/2021 @ 100^	5.00%	04/01/2022	4,153,784
1,350,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 3/1/2015 @ 100^	5.00%	03/01/2017	1,519,709
585,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 4/1/2019 @ 100^	4.00%	04/01/2021	672,469
450,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 4/1/2021 @ 100^	5.00%	04/01/2023	556,353
500,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 3/1/2017 @ 100^	4.50%	03/01/2025	543,690
225,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	08/01/2012	231,392
400,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	08/01/2013	429,976
1,400,000	Baltimore County Maryland Consolidated Public Improvement Callable 9/1/2012 @ 100^	5.00%	09/01/2013	1,444,268
900,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	09/01/2015	1,040,589
400,000	Baltimore County Maryland Consolidated Public Improvement Prerefunded 8/1/2012 @ 100^	5.00%	08/01/2018	411,236
1,280,000	Baltimore County Maryland Consolidated Public Improvement AGM Insured Series A	5.00%	10/15/2015	1,480,576
1,450,000	Baltimore County Maryland Metropolitan District 71st Issue, Callable 2/1/2018 @ 100^	5.00%	02/01/2020	1,752,180
2,000,000	Baltimore County Maryland Pension Funding	5.00%	08/01/2013	2,149,880
3,330,000	Baltimore County Maryland Refunding Metropolitan District Callable 9/01/2012 @ 100^	5.00%	09/01/2013	3,435,294
265,000	Baltimore Maryland Consolidated Public Improvement	4.00%	10/15/2012	272,969
250,000	Baltimore Maryland Consolidated Public Improvement	5.00%	10/15/2015	288,365
440,000	Baltimore Maryland Consolidated Public Improvement NATL-RE Insured Series A	5.00%	10/15/2014	493,253
1,470,000	Calvert County Maryland Consolidated Public Improvement	4.00%	04/01/2014	1,587,865
1,000,000	Calvert County Maryland Refunding	3.00%	07/15/2016	1,098,960
250,000	Caroline County Maryland Public Improvement Callable 11/1/2016 @ 100 XLCA Insured^	4.00%	11/01/2020	270,890
2,540,000	Carroll County Maryland Consolidated Public Improvement	4.00%	11/01/2013	2,712,822
1,000,000	Carroll County Maryland Consolidated Public Improvement Callable 11/1/2018 @ 100	4.50%	11/01/2023	1,143,850
200,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	4.00%	10/01/2014	219,142
1,000,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	5.00%	11/01/2015	1,162,100
500,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	4.00%	12/01/2015	563,225
200,000	Cecil County Maryland Refunding and Consolidated Public Improvement	2.00%	08/01/2013	204,856
900,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series A	3.00%	02/01/2013	927,378
1,100,000	Charles County Maryland County Commissioners Consolidated Public Improvement	5.00%	03/01/2014	1,209,582
1,930,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series A	5.00%	02/01/2015	2,189,894
345,000	Charles County Maryland County Commissioners Consolidated Public Improvement
	Callable 3/1/2015 @ 100^	4.25%	03/01/2016	382,884
660,000	Charles County Maryland County Commissioners Consolidated Public Improvement
	Callable 3/1/2015 @ 100^	4.25%	03/01/2016	730,349
2,000,000	Charles County Maryland County Commissioners Consolidated Public Improvement	4.00%	11/01/2018	2,363,000
500,000	Charles County Maryland County Commissioners Consolidated Public Improvement
	Callable 3/1/2017 @ 100 NATL-RE Insured^	4.00%	03/01/2020	560,860
470,000	Cumberland Maryland Public Improvement Assured Guaranty Insured	5.00%	09/01/2018	572,390
570,000	Easton Maryland Public Facilities Assured Guaranty Insured	4.25%	12/01/2012	591,250
2,000,000	Frederick County Maryland Consolidated Public Improvement Series A	4.00%	02/01/2016	2,255,900
200,000	Frederick County Maryland Public Facilities	5.00%	08/01/2014	222,958
250,000	Frederick County Maryland Public Facilities Callable 8/1/2015 @ 100^	5.00%	08/01/2016	287,218
1,000,000	Frederick County Maryland Public Facilities Callable 12/1/2015 @ 100	5.00%	12/01/2017	1,162,920
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/2018	632,705
1,450,000	Frederick County Maryland Public Facilities Prerefunded 11/1/2012 @ 101	5.00%	11/01/2020	1,522,355
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/2021	653,435
500,000	Frederick County Maryland Refunding Series C	4.00%	12/01/2013	535,100
2,500,000	Frederick County Maryland Special Obligation Subordinated Urbana Community Development
	Authority B Callable 7/1/2020 @ 100^	5.50%	07/01/2040	2,389,325
375,000	Frederick County Maryland Special Obligation Urbana Community Development Authority A	4.00%	07/01/2017	411,536
300,000	Harford County Maryland Callable 7/15/2015 @ 100^	5.00%	07/15/2022	334,257
480,000	Harford County Maryland Consolidated Public Improvement	3.38%	01/15/2013	496,003
150,000	Harford County Maryland Consolidated Public Improvement	4.50%	12/01/2014	167,438

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Par
Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — (Continued)
General Obligation Bonds — (Continued)
2,000,000	Harford County Maryland Refunding Consolidated Public Improvement	5.00%	12/01/2012	2,089,440
500,000	Howard County Maryland Consolidated Public Improvement Series A	5.00%	02/15/2017	602,420
2,000,000	Howard County Maryland Consolidated Public Improvement Project Series A, Unrefunded Balance
	Callable 2/15/2012 @ 100^	5.25%	08/15/2012	2,012,720
685,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/2014	765,090
2,000,000	Howard County Maryland Consolidated Public Improvement Project Series A	4.00%	04/15/2015	2,218,040
300,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/2015	346,035
1,660,000	Howard County Maryland Consolidated Public Improvement Project Series A	4.00%	04/15/2016	1,883,502
500,000	Howard County Maryland Consolidated Public Improvement Series A	5.00%	08/15/2013	538,105
1,000,000	Howard County Maryland Consolidated Public Improvement Series A Callable 2/15/2019 @ 100^	4.00%	02/15/2022	1,140,090
2,020,000	Howard County Maryland Refunding Metropolitan District Project Series B	5.00%	08/15/2016	2,405,961
210,000	Maryland National Capital Park & Planning Commission Park Acquisition &
	Development Series MM-2	3.00%	11/01/2015	228,600
430,000	Maryland National Capital Park & Planning Commission Park Acquisition &
	Development Series LL-2	3.00%	11/01/2016	475,756
210,000	Maryland National Capital Park & Planning Commission Park Acquisition &
	Development Series MM-2	3.00%	11/01/2016	232,346
725,000	Maryland State & Local Facilities 2nd Series A 2nd Series A	4.00%	08/01/2016	829,893
220,000	Maryland State & Local Facilities Loan 2nd Series	5.00%	08/01/2012	226,250
500,000	Maryland State & Local Facilities Loan 2nd Series	5.00%	08/01/2013	537,470
300,000	Maryland State & Local Facilities Loan 2nd Series, Callable 8/1/2013 @ 100^	5.00%	08/01/2014	322,254
500,000	Maryland State & Local Facilities Loan 2nd Series A	5.00%	08/01/2015	576,605
500,000	Maryland State & Local Facilities Loan 1st Series, Callable 8/1/2014 @ 100^	5.00%	08/01/2015	558,080
665,000	Maryland State & Local Facilities Loan 2nd Series A, Callable 8/1/2015 @ 100^	5.00%	08/01/2017	766,113
1,000,000	Maryland State & Local Facilities Loan 2nd Series, Callable 8/1/2017 @ 100^	5.00%	08/01/2018	1,211,330
2,210,000	Maryland State & Local Facilities Loan Capital Improvement Series A	5.50%	08/01/2013	2,393,099
125,000	Maryland State & Local Facilities Loan Capital Improvement 1st Series A	5.25%	03/01/2015	143,246
2,500,000	Maryland State Local Facilities First Series C Callable 3/1/2019 @ 100^	4.00%	03/01/2022	2,835,400
565,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2014	630,630
1,975,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/2015	2,259,815
500,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2015	576,605
500,000	Montgomery County Maryland Consolidated Public Improvement Series A,
	Callable 9/1/2014 @ 100^	5.00%	09/01/2015	557,110
1,745,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/2016	2,059,571
2,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2016	2,379,280
500,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 4/1/2014 @ 100^	5.00%	04/01/2017	551,230
1,700,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 5/1/2017 @ 100^	5.00%	05/01/2018	2,062,219
1,500,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 8/1/2020 @ 100^	4.00%	08/01/2021	1,757,655
425,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2012	437,074
430,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	11/01/2012	447,389
425,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	07/01/2014	472,902
1,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	11/01/2014	1,126,410
450,000	Montgomery County Maryland Refunding Consolidated Public Improvement Series A	5.00%	01/01/2013	471,650
345,000	Prince Georges County Maryland Consolidated Public Improvement Series A	5.00%	07/15/2012	354,060
1,790,000	Prince Georges County Maryland Consolidated Public Improvement	5.00%	09/15/2014	2,005,373
750,000	Prince Georges County Maryland Consolidated Public Improvement Series A	5.00%	07/15/2015	862,875
510,000	Prince Georges County Maryland Refunding Consolidated Public Improvement Series D	5.00%	12/01/2012	532,583
500,000	Queen Annes County Maryland Public Facilities	4.00%	01/15/2013	519,495
1,000,000	St. Mary’s County Maryland County Commissioners St. Mary’s Hospital Callable 10/1/2012 @ 101^	5.00%	10/01/2020	1,035,890
1,010,000	University of Maryland System Auxiliary Prerefunded Series A Callable 04/01/2013 @ 100^	5.00%	04/01/2015	1,069,903
530,000	Washington County Maryland — Public Improvement	2.00%	07/01/2012	534,860
565,000	Washington County Maryland — Public Improvement	4.50%	01/01/2015	630,026
640,000	Washington County Maryland — Public Improvement	4.00%	01/01/2018	753,018
230,000	Washington Suburban Sanitation District — General Construction	4.25%	06/01/2012	233,963
1,630,000	Washington Suburban Sanitation District — General Construction Callable 6/1/2013 @ 100^	4.00%	06/01/2014	1,711,533

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Par
Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — (Continued)
General Obligation Bonds — (Continued)
1,500,000	Washington Suburban Sanitation District — General Construction Callable 6/1/2014 @ 100^	4.00%	06/01/2015	1,620,420
210,000	Washington Suburban Sanitation District — Sewage Disposal	4.00%	06/01/2014	227,865
255,000	Washington Suburban Sanitation District — Water Supply	5.00%	06/01/2012	260,194
1,500,000	Washington Suburban Sanitation District Consolidated Public Improvement	5.00%	06/01/2015	1,720,290
1,500,000	Washington Suburban Sanitation District Consolidated Public Improvement	5.00%	06/01/2016	1,774,455
560,000	Wicomico County Maryland AGM Insured	3.00%	12/01/2013	588,056
1,330,000	Wicomico County Maryland AGM Insured	3.00%	12/01/2014	1,422,076
1,115,000	Worcester County Maryland — Consolidated Public Improvement Project	5.00%	03/01/2013	1,177,273
1,000,000	Worcester County Maryland Public Improvement	5.00%	10/01/2016	1,195,730
500,000	Worcester County Maryland Public Improvement	5.00%	10/01/2017	613,350
				115,650,893
Revenue Bonds — 42.0%
425,000	Anne Arundel County Maryland Prerefunded Callable 3/1/2013 @ 100^	5.00%	03/01/2016	448,566
725,000	Baltimore County Maryland Catholic Health Initiatives Series A, Callable 9/1/2016 @ 100^	5.00%	09/01/2019	812,848
200,000	Baltimore County Maryland Certificates of Participation — Equipment Acquisition Program	5.00%	08/01/2016	235,230
500,000	Baltimore County Maryland Economic Development Various Garrison Forest School Incorporate#	3.00%	10/01/2031	521,445
500,000	Baltimore Maryland Project Revenue Water Project Series A Callable 7/1/2013 @ 100^	5.00%	07/01/2033	534,620
3,760,000	Baltimore Maryland Project Revenue Water Project Series A Callable 7/1/2021 @ 100^	4.50%	07/01/2036	3,927,056
1,250,000	Baltimore Maryland Revenue Refunding Water Project Series A^	5.50%	07/01/2026	1,283,313
120,000	Baltimore Maryland Wastewater Project Series C	3.00%	07/01/2012	121,709
390,000	Baltimore Maryland Wastewater Project Series C	3.00%	07/01/2013	405,748
360,000	Baltimore Maryland Wastewater Project Series A, Callable 7/1/2018 @ 100 AGM Insured^	5.00%	07/01/2020	431,986
1,000,000	Baltimore Maryland Wastewater Project Series C, Callable 7/1/2016 @ 100 AMBAC Insured^	5.00%	07/01/2021	1,134,800
200,000	Maryland State Community Development Administration — Residential Program Series E	3.80%	09/01/2013	208,590
500,000	Maryland State Community Development Administration — Residential Program Series G	4.10%	09/01/2014	533,205
1,000,000	Maryland State Community Development Administration — Residential Program Series C	3.85%	09/01/2015	1,062,310
750,000	Maryland State Community Development Administration — Residential Series E	3.60%	09/01/2012	763,680
585,000	Maryland State Community Development Administration — Single Family Housing Series A	1.00%	03/01/2014	584,795
500,000	Maryland State Community Development Administration Local Government Infrastructure — A-1
	Callable 6/1/2020 @ 100^	3.50%	06/01/2022	545,720
300,000	Maryland State Community Development Administration Non AMT Non Ace —
	Single Family Housing	1.90%	03/01/2016	301,848
175,000	Maryland State Community Development Administration Non AMT Non Ace —
	Single Family Housing	2.05%	09/01/2016	176,190
455,000	Maryland State Department of Transportation	5.00%	05/01/2012	462,498
1,050,000	Maryland State Department of Transportation 2nd Issue	4.00%	06/01/2013	1,106,291
1,000,000	Maryland State Department of Transportation	5.25%	12/15/2014	1,140,230
1,300,000	Maryland State Department of Transportation	5.25%	12/15/2016	1,572,987
1,325,000	Maryland State Department of Transportation	5.00%	02/15/2017	1,596,771
500,000	Maryland State Department of Transportation Callable 5/15/2017 @ 100^	4.00%	05/15/2020	559,210
700,000	Maryland State Department of Transportation 2nd Issue, Callable 9/1/2018 @ 100^	4.00%	09/01/2021	792,694
200,000	Maryland State Department Transportation Consolidated	5.00%	03/01/2015	227,694
215,000	Maryland State Economic Development Corporation — Economic Development Revenue
	Lutheran World Relief/Refugee Callable 4/1/2017 @ 100^	5.25%	04/01/2019	231,190
500,000	Maryland State Economic Development Corporation — Maryland Department of Transportation
	Headquarters Callable 6/1/2012 @ 100.5^	5.00%	06/01/2015	512,435
500,000	Maryland State Economic Development Corporation — University of Maryland College Park Project
	Callable 6/1/2016 @ 100 CIFG Insured^	5.00%	06/01/2022	527,160
500,000	Maryland State Health & Higher Educational Facilities — Adventist Health Care Series A,
	Callable 1/1/2013 @ 101^	5.00%	01/01/2014	517,030
455,000	Maryland State Health & Higher Educational Facilities — Adventist Healthcare Series A	5.00%	01/01/2022	469,091
2,110,000	Maryland State Health & Higher Educational Facilities — Adventist Healthcare Series A
	Callable 1/1/2022 @ 100^	5.50%	01/01/2023	2,233,118

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Par
Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — (Continued)
Revenue Bonds — (Continued)
400,000	Maryland State Health & Higher Educational Facilities — Anne Arundel Health System, Inc.	4.00%	07/01/2014	420,988
385,000	Maryland State Health & Higher Educational Facilities — Anne Arundel Health System, Inc.	4.00%	07/01/2016	413,783
500,000	Maryland State Health & Higher Educational Facilities — Board of Child Care	4.50%	07/01/2012	508,185
450,000	Maryland State Health & Higher Educational Facilities — Bullis School
	Callable 1/1/2011 @ 101 AGM Insured^	5.00%	07/01/2013	453,821
100,000	Maryland State Health & Higher Educational Facilities — Bullis School
	Callable 1/1/2011 @ 101 AGM Insured^	5.00%	07/01/2015	100,796
500,000	Maryland State Health & Higher Educational Facilities — Carroll County General Hospital
	Callable 7/1/2012 @ 100^	5.00%	07/01/2013	508,415
1,395,000	Maryland State Health & Higher Educational Facilities — Charlestown Community Project	5.00%	01/01/2018	1,529,952
270,000	Maryland State Health & Higher Educational Facilities — Edenwald Series A	4.80%	01/01/2012	270,005
650,000	Maryland State Health & Higher Educational Facilities — Edenwald Series A
	Callable 7/1/2016 @ 100^	5.20%	01/01/2024	639,750
1,185,000	Maryland State Health & Higher Educational Facilities — FHA Insured Mortgage Western
	Maryland Health A	5.00%	07/01/2014	1,281,637
250,000	Maryland State Health & Higher Educational Facilities — Goucher College Callable 7/1/2014 @ 100^	4.50%	07/01/2019	260,943
1,995,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center	5.00%	07/01/2021	2,267,975
1,000,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center
	Callable 7/1/2021 @ 100^	5.00%	07/01/2023	1,102,940
575,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center
	Callable 7/1/2021 @ 100^	5.25%	07/01/2024	633,748
250,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center
	Callable 7/1/2021 @ 100^	5.25%	07/01/2025	272,235
3,400,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System
	Callable 5/15/2020 @ 100^	5.00%	05/15/2040	3,559,629
1,200,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System
	Mandatory Tender 5/15/2013 @ 100#	5.00%	05/15/2046	1,273,296
350,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System Series B#	4.30%	05/15/2048	384,815
250,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins University Series A,
	Callable 7/1/2011 @ 100^	5.00%	07/01/2012	250,990
250,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins University Series A	5.00%	07/01/2013	267,703
250,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins University Series A,
	Callable 7/1/2011 @ 100^	5.00%	07/01/2013	250,965
500,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins University Series A	5.00%	07/01/2018	614,685
535,000	Maryland State Health & Higher Educational Facilities — Kennedy Krieger Institute
	Callable 4/5/2010 @ 100^	5.30%	07/01/2012	536,354
200,000	Maryland State Health & Higher Educational Facilities — Kennedy Krieger Institute	4.38%	07/01/2013	205,244
500,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health	5.00%	07/01/2012	510,630
685,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health	5.00%	07/01/2015	753,089
500,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health	5.00%	07/01/2017	564,300
500,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health Series A,
	Prerefunded 7/1/2014 @ 100^	4.00%	07/01/2017	541,190
250,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health
	Callable 7/1/2017 @ 100^	5.00%	07/01/2018	279,220
250,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health	5.00%	07/01/2019	283,190
100,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health
	Callable 7/1/2021 @ 100^	6.00%	07/01/2022	119,749
520,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health
	Callable 7/1/2021 @ 100^	5.25%	07/01/2024	573,128
250,000	Maryland State Health & Higher Educational Facilities — Medstar Health	4.38%	08/15/2013	262,815
725,000	Maryland State Health & Higher Educational Facilities — Medstar Health	5.00%	08/15/2014	788,358
2,600,000	Maryland State Health & Higher Educational Facilities — Medstar Health	5.00%	08/15/2016	2,931,577
3,565,000	Maryland State Health & Higher Educational Facilities — Medstar Health
	Callable 5/15/2016 @ 100^	4.75%	05/15/2042	3,533,663

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Par
Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — (Continued)
Revenue Bonds — (Continued)
1,000,000	Maryland State Health & Higher Educational Facilities — Mercy Medical Center
	Callable 7/1/2021 @ 100^	6.00%	07/01/2025	1,077,260
1,130,000	Maryland State Health & Higher Educational Facilities — Mercy Medical Center
	Callable 7/1/2021 @ 100^	6.25%	07/01/2031	1,224,694
2,750,000	Maryland State Health & Higher Educational Facilities — Mercy Medical Center Series A
	Callable 7/1/2017 @ 100^	5.00%	07/01/2037	2,532,639
200,000	Maryland State Health & Higher Educational Facilities — Mercy Ridge Series A,
	Callable 7/1/2017 @ 100^	5.00%	07/01/2026	198,068
135,000	Maryland State Health & Higher Educational Facilities — Mercy Ridge Series A,
	Callable 7/1/2017 @ 100^	5.00%	07/01/2027	132,643
200,000	Maryland State Health & Higher Educational Facilities — Mercy Ridge Callable 7/1/2017 @ 100^	4.50%	07/01/2035	181,008
1,000,000	Maryland State Health & Higher Educational Facilities — Peninsula Regional Medical Center
	Callable 7/1/2016 @ 100^	5.00%	07/01/2026	1,031,890
500,000	Maryland State Health & Higher Educational Facilities — University Maryland Medical System RMKT	4.00%	07/01/2012	508,675
250,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System	2.50%	07/01/2012	252,185
265,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System	5.00%	07/01/2012	271,016
965,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System	4.00%	07/01/2015	1,026,442
500,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System	4.00%	07/01/2015	532,880
260,000	Maryland State Health & Higher Educational Facilities — University of Maryland
	Medical System Series F	5.00%	07/01/2018	296,943
1,000,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System
	Callable 7/1/2012 @ 100^	6.00%	07/01/2022	1,029,050
500,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System
	Callable 7/1/2018 @ 100 AMBAC Insured^	5.50%	07/01/2024	561,880
250,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System
	Callable 7/1/2019 @ 100^	5.00%	07/01/2034	258,288
400,000	Maryland State Health & Higher Educational Facilities — University of Maryland
	Medical System AMBAC Insured	4.00%	07/01/2013	417,272
2,330,000	Maryland State Health & Higher Educational Facilities — Upper Chesapeake Hospitals Series C	5.50%	01/01/2018	2,512,694
250,000	Maryland State Health & Higher Educational Facilities — Washington Christian Academy
	Callable 1/1/2017 @ 100^†	5.25%	07/01/2018	109,375
240,000	Maryland State Health & Higher Educational Facilities — Western Medical Health Series A,
	Callable 7/1/2016 @ 100 NATL-RE FHA 242 Insured^	5.00%	01/01/2025	261,862
500,000	Maryland State Industrial Development Financing Authority — National Aquarium Baltimore
	Facility Series B, Callable 11/1/2012 @ 100^	4.50%	11/01/2014	513,640
1,500,000	Maryland State Industrial Development Financing Authority Multi-Modal Series D#	2.00%	09/01/2040	1,526,715
750,000	Maryland State Transportation Authority Series A	3.00%	07/01/2016	820,215
990,000	Maryland State Transportation Authority Series A	5.00%	07/01/2018	1,217,076
570,000	Maryland State Transportation Authority Callable 7/1/2018 @ 100^	5.00%	07/01/2021	676,841
200,000	Maryland State Transportation Authority Grant & Revenue	5.00%	03/01/2015	227,694
1,000,000	Maryland State Transportation Authority Grant & Revenue	5.25%	03/01/2019	1,269,780
500,000	Maryland State Transportation Authority Grant & Revenue Callable 3/1/2017 @ 100	5.00%	03/01/2019	592,275
970,000	Maryland State Transportation Authority Transportation Facilities Project 2009A,
	Callable 7/1/2019 @ 100^	5.00%	07/01/2022	1,191,519
1,715,000	Maryland State Water Quality Financing	5.00%	03/01/2015	1,940,660
500,000	Maryland State Water Quality Financing Series A	5.00%	09/01/2015	577,905
265,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund Series A,
	Callable 3/1/2018 @ 100^	5.00%	03/01/2019	324,424
500,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund	5.00%	03/01/2017	597,085
350,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund	5.00%	03/01/2018	425,905
300,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund
	Callable 3/1/2018 @ 100^	4.00%	03/01/2019	342,207
2,000,000	University of Maryland System Auxiliary Series A	4.00%	04/01/2014	2,158,479
425,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.50%	10/01/2012	435,855

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Municipal Bonds — (Continued)
Revenue Bonds — (Continued)
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A	5.00%	04/01/2013	529,720
1,000,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series D	3.00%	04/01/2015	1,071,490
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.75%	10/01/2015	553,440
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	4.00%	10/01/2016	570,075
250,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A,
	Callable 10/1/2016 @ 100^	5.00%	10/01/2019	290,675
510,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A,
	Prerefunded 4/1/2012 @ 100	5.13%	04/01/2021	516,401
100,000	University of Maryland System Auxiliary Series A	5.00%	10/01/2012	103,682
1,610,000	University of Maryland University Revenues Various Revolving — A-RMKT#	1.50%	07/01/2023	1,631,864
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A,
	Callable 4/1/2017 @ 100^	4.00%	04/01/2020	560,485
100,000	University or Maryland System Auxiliary Facility & Tuition Revenue Series A,
	Callable 10/1/2016 @ 100^	5.00%	10/01/2022	113,398
940,000	Washington County Maryland — Public Improvement Callable 7/1/2017 @ 100 AMBAC Insured^	4.25%	07/01/2022	1,053,336
500,000	Westminster Maryland Educational Facilities Revenue — McDaniel College, Inc.
	Callable 11/1/2016 @ 100^	4.38%	11/01/2024	509,030
				91,890,456
Total Municipal Bonds (Cost $197,724,248)				207,541,349

Short-Term Investments — 3.7%
Money Market Funds — 3.7%
8,161,117	Cash Account Trust, 0.01%*			8,161,117
Total Short-Term Investments (Cost $8,161,117)				8,161,117
Total Investments — 98.5% (Cost $205,885,365)				215,702,466
Other Assets in Excess of Liabilities — 1.5%				3,244,568
TOTAL NET ASSETS — 100.0%				$218,947,034

PORTFOLIO HOLDINGS
% of Net Assets

General Obligation Bonds	52.8%
Revenue Bonds	42.0%
Money Market Funds	3.7%
Other Assets and Liabilities	1.5%
100.0%

^	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of December 31, 2011.
*	Annualized seven-day yield as of December 31, 2011.
†	Security is in default and did not make its most recent payment of interest.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
December 31, 2011

Dear Shareholder:

For the six month-period ended December 31, 2011, Brown Advisory Intermediate Income Fund’s Institutional Shares (the “Fund”) returned 3.32%, just ahead of the Fund’s primary benchmark, the Barclay’s Capital Intermediate U.S. Aggregate Bond Index, which returned 3.23%. The Fund’s secondary benchmark, the Barclay’s Capital Intermediate Government Credit Index, returned 3.25% for the same period.

Last year, the equity market bore the brunt of concerns about the European debt crisis and the tentative recovery of the U.S. economy and produced modestly negative returns. In contrast, the fixed income markets shrugged off those factors as well as the downgrade of U.S. Treasury debt and the lack of governmental leadership to generate substantive positive returns. Supported by the Federal Reserve’s commitment to maintain a low rate environment through early 2013 and the flight to safer assets perpetrated by the European debt crisis, fixed income allocations generally provided much-needed ballast to investment portfolios.

In the second half of the year, we continued to move our government guaranteed mortgage-backed holdings into lower coupons to protect against anticipated prepayments of principal as homeowners became able to refinance. Already underweight financial names, we moved allocations yet lower in favor of industrial and energy, cyclical names such as Starbucks and Spectra Energy. As we did in late 2008, we took advantage of exceedingly cheap valuations in the tax-exempt municipal market and purchased new, longer issues. Our taxable municipal issues, which had served as high-quality, corporate alternatives throughout the year, were used to fund these as valuations in that market had become rich.

The Fund continues to seek to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Sincerely,

Paul D. Corbin
Portfolio Manager

Monica M. Hausner
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Par
Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 41.0%
83,923	Commercial Mortgage Pass-Through Certificates, Series 2005-C6-A2	5.00%	06/10/2044	84,251
1,917	FHLMC, Pool# G10682	7.50%	06/01/2012	1,931
2,099	FHLMC, Pool# G10690	7.00%	07/01/2012	2,139
1,663,719	FHLMC, Pool# G11649	4.50%	02/01/2020	1,773,650
11,048	FHLMC, Pool# C00210	8.00%	01/01/2023	12,989
3,956,306	FHLMC, Pool# G18309	4.50%	05/01/2024	4,196,085
863,975	FHLMC, Pool# C90993	5.50%	10/01/2026	941,088
1,763,945	FHLMC, Pool# G30412	6.00%	03/01/2028	1,938,473
817,354	FHLMC, Pool# 1B0889#	4.52%	05/01/2033	859,682
764,488	FHLMC, Pool# 1J0203#	5.17%	04/01/2035	805,880
5,468,084	FHLMC PC, Pool# J0-9470	4.50%	04/01/2024	5,799,487
7,247,175	FHLMC PC, Pool# G1-3876	4.00%	07/01/2025	7,610,466
1,951,985	FHLMC REMIC, Series R005-VA	5.50%	03/15/2016	2,027,695
5,300,000	FHLMC REMIC, Series 3571	4.00%	09/15/2024	5,741,298
6,000,000	FHLMC REMIC, Series 3800	3.50%	02/15/2026	6,326,687
735,459	FHLMC REMIC, Series 2782	4.00%	11/15/2033	781,339
628,994	FNMA, Pool# 768005	4.00%	09/01/2013	663,989
43,067	FNMA, Pool# 433646	6.00%	10/01/2013	46,504
22,408	FNMA, Pool# 409589	9.50%	11/01/2015	22,537
127,335	FNMA, Pool# 254089	6.00%	12/01/2016	137,736
537,252	FNMA, Pool# 842239	5.00%	09/01/2020	575,466
2,407,849	FNMA, Pool# 981257	5.00%	05/01/2023	2,592,045
9,753,677	FNMA, Pool# AH3431	3.50%	01/01/2026	10,211,957
7,457,914	FNMA, Pool# AJ5336	3.00%	11/01/2026	7,717,227
1,765,469	FNMA, Pool# 256752	6.00%	06/01/2027	1,947,044
1,740,277	FNMA, Pool# 257048	6.00%	01/01/2028	1,918,173
25,364	FNMA, Pool# 539082	7.00%	08/01/2028	29,471
4,299,535	FNMA, Pool# MA0073	4.50%	05/01/2029	4,602,431
79,993	FNMA, Pool# 625536	6.00%	01/01/2032	89,182
86,885	FNMA, Pool# 628837	6.50%	03/01/2032	98,685
442,570	FNMA, Pool# 663238	5.50%	09/01/2032	485,212
137,934	FNMA, Pool# 744805#	4.27%	11/01/2033	145,053
122,578	FNMA, Pool# 741373#	2.70%	12/01/2033	128,687
214,259	FNMA, Pool# 764342#	1.90%	02/01/2034	222,922
508,143	FNMA, Pool# 848817	5.00%	01/01/2036	549,448
1,124,811	FNMA, Pool# 866920#	5.38%	02/01/2036	1,180,370
1,404,785	FNMA, Pool# 889584	5.50%	01/01/2037	1,534,118
2,753,734	FNMA, Pool# 888218	5.00%	03/01/2037	2,977,142
7,718,105	FNMA, Pool# AA7686	4.50%	06/01/2039	8,287,159
5,817,481	FNMA, Pool# AC4824#	3.61%	10/01/2039	6,103,188
11,432,466	FNMA, Pool# AH6783	4.00%	03/01/2041	12,027,601
6,924,160	FNMA, Pool# AJ3718	4.00%	10/01/2041	7,284,608
3,000,000	FNMA REMIC Trust, Series 2010-112	4.00%	10/25/2025	3,244,032
353,201	GNMA, Pool# 781450	5.00%	06/15/2017	377,079
37,977	GNMA, Pool# 487110	6.50%	04/15/2029	44,034
71,311	GNMA, Pool# 781186	9.00%	06/15/2030	86,246
7,463	GNMA, Pool# 571166	7.00%	08/15/2031	8,766
2,401,633	GNMA, Series 2008-1-PA	4.50%	12/20/2036	2,519,186
3,000,000	GNMA REMIC Trust, Series 2010-124	2.79%	12/15/2016	3,109,161
2,864,707	GNMA REMIC Trust, Series 2004-12	4.81%	08/16/2032	2,932,326
Total Mortgage Backed Securities (Cost $118,698,655)				122,801,925

The accompanying notes are an integral part of these financial statements.

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Par
Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 26.2%
2,750,000	America Movil SAB de CV	5.00%	03/30/2020	3,051,873
2,750,000	American Express Corp.#	1.10%	06/24/2014	2,699,130
2,855,000	AT&T, Inc.	3.88%	08/15/2021	3,025,955
3,500,000	Bank of America Corp.#†	4.00%	03/23/2017	3,415,283
2,750,000	Barrick North America Finance LLC	6.80%	09/15/2018	3,313,308
2,735,000	Berkshire Hathaway, Inc.	3.20%	02/11/2015	2,901,692
2,850,000	Boston Properties Limited Partnership	5.63%	11/15/2020	3,186,303
2,750,000	Charles Schwab Corp.	4.95%	06/01/2014	2,982,004
2,500,000	Comcast Corp.	6.50%	01/15/2017	2,943,658
2,750,000	Consolidated Natural Gas Co., Series A	5.00%	12/01/2014	3,015,697
2,850,000	Enterprise Products Partners L.P.	5.20%	09/01/2020	3,160,094
7,000,000	FNMA	4.88%	12/15/2016	8,254,323
2,750,000	General Electric Capital Corp.#	2.50%	08/11/2015	2,624,350
2,915,000	Goldman Sachs Group, Inc.#	1.31%	02/07/2014	2,726,315
2,750,000	GTE Corp.	6.84%	04/15/2018	3,298,309
2,750,000	Home Depot, Inc.^	4.40%	04/01/2021	3,106,473
2,750,000	ICI Wilmington, Inc.	5.63%	12/01/2013	2,913,020
2,750,000	JP Morgan Chase & Co.#	1.10%	01/24/2014	2,710,012
2,751,000	Manufacturers & Traders Trust Co.#^	1.80%	04/01/2013	2,724,458
2,820,000	ONEOK Partners LP	6.15%	10/01/2016	3,241,610
1,145,000	Partners Healthcare Sys, Inc.	3.44%	07/01/2021	1,156,852
2,500,000	Potash Corp. Of Saskatchewan, Inc.	5.25%	05/15/2014	2,745,288
2,852,000	Spectra Energy Capital LLC, Series B	6.75%	07/15/2018	3,215,353
2,750,000	Starbucks Corp.	6.25%	08/15/2017	3,269,007
2,630,000	W.R. Berkley Corp.	6.15%	08/15/2019	2,773,771
Total Corporate Bonds & Notes (Cost $74,120,319)				78,454,138
Municipal Bonds — 7.0%
1,585,000	California Health Facilities Financing Refunding Cedars — Sinai Medical Center	5.00%	08/15/2019	1,842,531
1,940,000	California Statewide Communities Sutter Health, Series Series C^	5.00%	08/15/2025	2,160,617
1,000,000	District of Columbia Income Tax Secured Revenue Bonds, Series 2010F	4.71%	12/01/2022	1,137,970
910,000	Los Angeles County Metropolitan Transportation Authority Measure R
	Senior Sales Tax Revenue Bond, Series 2010-A	4.28%	06/01/2021	992,346
2,790,000	Metropolitan Washington District of Columbia Airports Taxable Series C^	5.69%	10/01/2030	3,015,432
1,140,000	New Jersey Health Care Facilities Refunding Meridian Health System Obligation	5.00%	07/01/2022	1,287,972
3,000,000	New York City Transitional Taxable-Future Tax Subordinated Series	1.50%	05/01/2013	3,027,570
2,750,000	Port Authority New York & New Jersey Consolidated One Hundred Fifty Seventh Series	5.31%	12/01/2019	3,146,000
895,000	Puerto Rico Sales Tax Financing Series C^	5.00%	08/01/2022	1,057,666
3,200,000	South Carolina State Public Service Authority Various Taxable Series A#^	0.92%	06/02/2014	3,203,776
Total Municipal Bonds (Cost $20,041,267)				20,871,880
FHLB Notes — 2.4%
7,000,000	FHLB	3.13%	12/13/2013	7,338,807
Total FHLB Notes (Cost $7,171,060)				7,338,807
U.S. Treasury Notes — 11.3%
4,000,000	United States Treasury Notes	4.25%	08/15/2015	4,533,440
13,500,000	United States Treasury Notes	2.00%	04/30/2016	14,257,269
13,500,000	United States Treasury Notes	3.13%	05/15/2021	15,075,707
Total U.S. Treasury Notes (Cost $31,445,363)				33,866,416

The accompanying notes are an integral part of these financial statements.

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Short-Term Investments — 10.9%
Money Market Funds — 2.7%
8,182,510	Cash Account Trust — Government & Agency Securities Portfolio, 0.03%*			8,182,510
U.S. Treasury Bills — 8.2%
10,000,000	United States Treasury Bills	0.04%	06/14/2012	9,997,850
10,000,000	United States Treasury Bills	0.03%	05/24/2012	9,998,620
4,500,000	United States Treasury Bills	0.00%	01/12/2012	4,499,983
				24,496,453
Total Short-Term Investments (Cost $32,679,459)				32,678,963
Total Investments — 98.8% (Cost $284,156,123)				296,012,129
Other Assets in Excess of Liabilities — 1.2%				3,576,234
NET ASSETS — 100.0%				$299,588,363

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	41.0%
Corporate Bonds & Notes	26.2%
U.S. Treasury Notes	11.3%
U.S. Treasury Bills	8.2%
Municipal Bonds	7.0%
Money Market Funds	2.7%
FHLB Notes	2.4%
Other Assets and Liabilities	1.2%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2011.
^	Continuously callable with 30 days notice.
*	Annualized seven-day yield as of December 31, 2011.
†	A portion of this security is considered illiquid. At December 31, 2011, the total market value of securities considered illiquid was $1,366,113 or 0.5% of net assets.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Tactical Bond Fund
A Message to Our Shareholders
December 31, 2011

Dear Shareholder:

During the three-month period ended December 31, 2011, the Brown Advisory Tactical Bond Fund (the “Fund”) decreased 3.09% in value. During the same period, the Hennessee Fixed Income Hedge Fund Index (the “Index”), the Fund’s benchmark, increased 0.97%.

For the three months ended December 31, 2011, the fixed income markets were extremely volatile, as events surrounding the European sovereign bond crisis caused risk aversion to fluctuate rapidly. Specifically, the Fund had a large long position in Treasury bonds and short position in high-yield bonds going into October, believing that the poor risk environment displayed in September would continue. Instead, there was a sudden reversal in sentiment, as risk markets cheered new measures proposed by European leaders to deal with the crisis.

The sentiment shift caused a historic rally in risk markets, which particularly hurt the Fund’s short high-yield position. Between September 30 and October 12, the Fund declined by 3.5%. For the remainder of the quarter, returns were about flat. Overall, the Fund’s municipal positions were the most successful during the quarter, contributing 1.90% to total return. High-yield subtracted 3.97% and Treasury bonds subtracted 1.02%.

While the quarter’s performance is obviously a disappointment, we continue to believe in the strength of our strategy. The Fund seeks to produce returns that are not a function of interest rate fluctuations, and at times this may produce volatility not evident in the broader bond market. However, in the long-run, with interest rates as low as they are, we believe that this strategy offers upside potential and diversification benefits.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. A non-diversified fund may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, non-diversified Fund is more exposed to individual stock volatility than a diversified fund. The fund may make short sales of securities, which involve the risk that losses in a security may exceed the original amount invested in that security. The risks of investments in derivatives, including options on futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Tactical Bond Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Municipal Bonds — 31.9%
1,000,000	El Paso Texas Independent School District Refunding Callable 8/15/2020 @ 100	5.00%	08/15/2021	1,233,620
1,000,000	Iowa Finance Authority Revenue State Revolving Fund Callable 8/1/2021 @ 100	5.00%	08/01/2022	1,251,680
1,000,000	La Marque Texas Independent School District Refunding Callable 2/15/2021 @ 100	5.00%	02/15/2022	1,236,000
1,500,000	Massachusetts Bay Transportation Authority Senior Series B	5.50%	07/01/2028	1,927,335
1,445,000	Metropolitan St. Louis Missouri Sewer Series B Callable 5/1/2021 @ 100	5.00%	05/01/2022	1,803,967
1,000,000	Michigan Finance Authority Revenue Refunding State Revolving Fund Clean Callable 10/1/2021 @ 100	5.00%	10/01/2022	1,242,740
1,195,000	New York State Dormitory Authority State Personal Series G 8/15/2021 Callable @ 100	5.00%	08/15/2023	1,452,785
1,000,000	Washington State Various Purpose Series B 2/1/2021 Callable @ 100	5.00%	02/01/2022	1,239,290
Total Municipal Bonds (Cost $11,285,536)				11,387,417
U.S. Treasury Notes — 35.6%
2,500,000	United States Treasury Notes	1.00%	01/15/2014	2,537,305
3,000,000	United States Treasury Notes	2.13%	08/15/2021	3,077,343
7,050,000	United States Treasury Notes	1.00%	09/30/2016	7,123,807
Total U.S. Treasury Notes (Cost $12,614,820)				12,738,455
Exchange Traded Funds — 1.3%
5,300	iShares iBoxx $ High Yield Corporate Bond			473,979
Total Exchange Traded Funds (Cost $471,612)				473,979
Short-Term Investments — 32.5%
Money Market Funds — 1.7%
592,685	Cash Account Trust — Government & Agency Securities Portfolio, 0.03%*			592,685
U.S. Treasury Bills — 30.8%
11,000,000	United States Treasury Bills	0.07%	09/20/2012	10,994,225
Total Short-Term Investments (Cost $11,585,178)				11,586,910
Total Investments — 101.3% (Cost $35,957,146)				36,186,761
Liabilities in Excess of Other Assets — (1.3)%				(459,864)
NET ASSETS — 100.0%				$35,726,897

Credit Default Swap Contracts — Sell Protection#
		Termination	Notional	Unrealized
Counterparty	Reference Entity	Date	Amount†	Appreciation
Credit Suisse Capital, LLC	Markit CDX North American High Yield Index	12/20/2016	$10,780,000	$131,159

PORTFOLIO HOLDINGS
% of Net Assets

U.S. Treasury Notes	35.6%
Municipal Bonds	31.9%
U.S. Treasury Bills	30.8%
Money Market Funds	1.7%
Exchange Traded Funds	1.3%
Other Assets and Liabilities	(1.3)%
100.0%

*	Annualized seven-day yield as of December 31, 2011.
#
If the Fund is a seller of protection and a credit event occurs, i.e. bankruptcy or failure to pay, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of the protection an amount equal to the notional amount of the swap and take delivery of the reference obligations or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the reference index.

†
The maximum potential amount (if, after a credit event the value of the related obligation or obligations were determined to have a value of zero) the Fund could be required to pay as seller of credit protection or entitled to as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2011

Dear Shareholder:

We are pleased to announce the launch of the Brown Advisory Equity Income Fund on December 29, 2011.

The objective of the fund is to provide current dividend yield and dividend growth. Dividend growth is an important but secondary factor. We believe this combination of high-quality company and above-average dividend yield may provide a lower-volatility return as compared to the broader equity indices. Such a style should provide an opportunity to participate when stocks generate high returns, though likely not outperform the market; in contrast, when stocks are weak, we believe that high-quality, high-dividend-yield companies should do well compared to broader stock indices.

Our style is influenced by the fact that dividends historically have been a significant component of a stock’s total return. Additionally, several factors make dividend-based investing attractive, in our view. First, investors are faced with a low interest-rate environment, and recent Fed pronouncements indicate that this environment will persist for some time. On this basis, the dividend yield on many stocks is attractive. Second, many corporations’ financial affairs are in excellent shape, with strong balance sheets, high margins and low investment needs. Third, dividend payout ratios are at historically low levels. Factors two and three lead us to conclude that dividend growth could be strong for several years. Lastly, a large and growing investor cohort, retiring baby boomers with investment objectives that include more income, are looking beyond fixed income securities to meet their needs.

In 2011, dividend investing became quite popular with investors, as the top 30% of dividend payers (ranked by dividend yield) produced an average total return of 8.5% compared to the S&P 500’s 2.2% return. Some commentators have been quick to call this style a fad or call these securities overvalued. However, the S&P 500’s dividend yield is now higher than the 10-year U.S. Treasury bond for only the second time in over 50 years. And, given the factors cited above, we believe that the renaissance in dividend investing will be a long-term trend.

We are excited by this opportunity and by having you as an investor.

Sincerely,

Michael L. Foss, CFA
Co-Portfolio Manager

Brian Graney, CFA
Co-Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Equity Income Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 84.4%
Consumer Discretionary — 9.1%
300	Kohls Corp.	14,805
897	Lowe’s Companies, Inc.	22,766
300	McDonalds Corp.	30,099
365	Time Warner Cable, Inc.	23,203
80	V.F. Corp.	10,159
		101,032

Consumer Staples — 16.2%
1,513	Altria Group, Inc.	44,861
401	Coca-Cola Co.	28,058
700	Kraft Foods, Inc.	26,152
416	PepsiCo, Inc.	27,602
322	Philip Morris International, Inc.	25,271
446	Wal-Mart Stores, Inc.	26,653
		178,597

Energy — 9.5%
120	Exxon Mobil Corp.	10,171
1,300	Kinder Morgan, Inc.	41,821
140	Occidental Petroleum Corp.	13,118
789	Total S.A. ADR	40,326
		105,436

Financials — 10.4%
755	Cincinnati Financial Corp.	22,997
341	Erie Indemnity Co.	26,653
267	M&T Bank Corp.	20,383
760	OneBeacon Insurance Group, Ltd.	11,696
316	T. Rowe Price Group, Inc.	17,996
1,222	Valley National Bancorp	15,116
		114,841

Health Care — 13.0%
543	Abbott Laboratories	30,533
405	Johnson & Johnson	26,560
805	Merck & Co., Inc.	30,349
350	Novartis AG	20,010
1,674	Pfizer, Inc.	36,224
		143,676

Industrials — 5.8%
196	3M Co.	16,019
1,468	Healthcare Services Group, Inc.	25,969
305	United Technologies Corp.	22,292
		64,280

Information Technology — 5.5%
577	Automatic Data Processing, Inc.	31,164
1,150	Microsoft Corp.	29,854
		61,018

Materials — 4.2%
431	E.I. du Pont de Nemours & Co.	19,731
128	Praxair, Inc.	13,683
152	Sherwin-Williams Co.	13,569
		46,983

Telecommunication Services — 4.5%
660	Centurylink, Inc.	24,552
2,128	Windstream Corp.	24,983
		49,535

Utilities — 6.2%
300	Consolidated Edison, Inc.	18,609
275	Dominion Resources, Inc.	14,597
1,014	Wisconsin Energy Corp.	35,449
		68,655
Total Common Stocks (Cost $937,501)		934,053
Preferred Stocks — 3.4%
531	Public Storage, Inc.	14,289
834	Public Storage, Inc.	23,903
Total Preferred Stocks (Cost $38,305)		38,192
Real Estate Investment Trusts — 2.2%
666	Plum Creek Timber Co., Inc.	24,349
Total Real Estate Investment Trusts (Cost $24,565)		24,349
Total Investments — 90.0% (Cost $1,000,371)		996,594
Other Assets in Excess of Liabilities — 10.0%		110,469
NET ASSETS — 100.0%		$1,107,063

PORTFOLIO HOLDINGS
% of Net Assets

Consumer Staples	16.2%
Health Care	13.0%
Financials	10.4%
Energy	9.5%
Consumer Discretionary	9.1%
Utilities	6.2%
Industrials	5.8%
Information Technology	5.5%
Telecommunication Services	4.5%
Materials	4.2%
Preferred Stocks	3.4%
Real Estate Investment Trusts	2.2%
Other Assets and Liabilities	10.0%
100.0%

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Statements of Assets and Liabilities
December 31, 2011 (Unaudited)

	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE
	EQUITY	EQUITY	VALUE
	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost:	$598,246,805	$136,949,140	$27,160,709
Net unrealized appreciation (depreciation)	39,198,536	12,641,401	4,330,441
Total investments, at market value	637,445,341	149,590,541	31,491,150
Cash	—	—	5,576
Unrealized appreciation on swaps	—	—	—
Receivables:
Investment securities sold	10,698,374	—	272,533
Fund shares sold	3,726,564	101,967	507,066
Interest and dividends	335,829	392,004	47,960
Due from advisor, net	—	—	—
Prepaid expenses and other assets	65,763	31,027	27,074
Total Assets	652,271,871	150,115,539	32,351,359
LIABILITIES
Payables:
Investment securities purchased	11,391,386	—	770,233
Upfront swap payments received	—	—	—
Fund shares redeemed	933,147	596,982	—
Distributions	—	384,844	55,341
Accrued Liabilities:
Investment advisor fees, net	398,421	101,349	20,412
Administration, accounting, and transfer agent fees	67,418	21,476	2,626
Custodian fees	8,425	1,352	384
Shareholder service fees	26,318	6,641	1,202
Distribution fees	3,435	1,654	600
Chief Compliance Officer fees	1,475	1,493	1,360
Trustees’ fees and expenses	716	1,115	416
Other expenses	19,364	14,048	11,834
Total Liabilities	12,850,105	1,130,954	864,408
NET ASSETS	$639,421,766	$148,984,585	$31,486,951
COMPONENTS OF NET ASSETS
Paid-in capital	$615,142,101	$173,268,163	$33,188,826
Undistributed (Accumulated) net investment income (loss)	(1,035,454)	563,577	6,113
Accumulated net realized gain (loss)	(13,883,937)	(37,488,556)	(6,038,429)
Unrealized appreciation (depreciation) on investments	39,198,536	12,641,401	4,330,441
Unrealized appreciation (depreciation) on swaps	—	—	—
Unrealized appreciation (depreciation) on foreign receivables	520	—	—
NET ASSETS	$639,421,766	$148,984,585	$31,486,951
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$633,761,674	$146,285,859	$30,510,835
Shares outstanding (unlimited shares authorized)	49,738,026	12,530,166	3,404,077
Net asset value per share	$12.74	$11.67	$8.96
Advisor Shares:
Net assets	$5,660,092	$2,698,726	$976,116
Shares outstanding (unlimited shares authorized)	455,331	229,872	108,772
Net asset value per share	$12.43	$11.74	$8.97
D Shares:
Net assets	$—	$—	$—
Shares outstanding (unlimited shares authorized)	—	—	—
Net asset value per share	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2011 (Unaudited)

BROWN	BROWN		BROWN	BROWN		BROWN
ADVISORY	ADVISORY	BROWN	ADVISORY	ADVISORY	BROWN	ADVISORY
SMALL-CAP	SMALL-CAP	ADVISORY	MARYLAND	INTERMEDIATE	ADVISORY	EQUITY
GROWTH	FUNDAMENTAL	OPPORTUNITY	BOND	INCOME	TACTICAL	INCOME
FUND	VALUE FUND	FUND	FUND	FUND	BOND FUND	FUND

$171,088,953	$161,374,248	$6,770,484	$205,885,365	$284,156,123	$35,957,146	$1,000,371
33,810,469	7,388,587	943,516	9,817,101	11,856,006	229,615	(3,777)
204,899,422	168,762,835	7,714,000	215,702,466	296,012,129	36,186,761	996,594
—	—	—	—	—	—	—
—	—	—	—	—	131,159	—

—	2,722,541	192,627	—	3,805	669,714	—
861,783	1,012,914	—	981,000	2,957,001	—	1,110,910
21,728	518,253	5,426	2,778,341	1,400,227	153,900	—
—	—	—	—	—	—	418
28,320	37,718	12,158	3,304	34,627	18,249	—
205,811,253	173,054,261	7,924,211	219,465,111	300,407,789	37,159,783	2,107,922

552,187	1,805,184	—	—	—	471,612	1,000,371
—	—	—	—	—	870,599	—
54,593	196,924	—	16,000	78,341	840	—
—	—	—	388,061	575,497	30,031	—

172,444	144,292	4,813	63,239	86,283	22,400	—
24,592	21,059	1,294	30,843	35,544	4,179	4
2,296	10,296	873	561	2,136	362	33
8,181	7,199	345	9,034	11,405	—	3
1,636	304	—	—	19,229	20,439	—
1,515	3,196	1,332	1,500	1,492	1,442	44
753	1,454	675	522	1,303	753	22
13,320	19,433	13,598	8,317	8,196	10,229	382
831,517	2,209,341	22,930	518,077	819,426	1,432,886	1,000,859
$204,979,736	$170,844,920	$7,901,281	$218,947,034	$299,588,363	$35,726,897	$1,107,063

$171,176,823	$166,919,071	$46,340,512	$209,135,757	$285,957,654	$36,723,043	$1,110,910
(691,972)	(70,881)	(28,239)	—	500,466	(66,649)	(70)
684,416	(3,391,857)	(39,354,508)	(5,824)	1,274,237	(1,290,271)	—
33,810,469	7,388,587	943,516	9,817,101	11,856,006	229,615	(3,777)
—	—	—	—	—	131,159	—
—	—	—	—	—	—	—
$204,979,736	$170,844,920	$7,901,281	$218,947,034	$299,588,363	$35,726,897	$1,107,063

$195,085,053	$170,480,613	$7,901,281	$218,947,034	$277,918,922	$—	$1,097,087
14,620,069	11,760,941	561,844	19,901,272	24,713,647	—	110,090
$13.34	$14.50	$14.06	$11.00	$11.25	$—	$9.97

$2,678,970	$364,307	$—	$—	$21,669,441	$35,726,897	$9,976
207,055	25,145	—	—	1,961,607	3,689,881	1,001
$12.94	$14.49	$—	$—	$11.05	$9.68	$9.97

$7,215,713	$—	$—	$—	$—	$—	$—
272,940	—	—	—	—	—	—
$26.44	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Operations
December 31, 2011 (Unaudited)

	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE
	EQUITY	EQUITY	VALUE
	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$1,510,735	$1,891,926	$263,116
Less: foreign taxes withheld	(16,859)	(33,428)	(6,943)
Interest Income	3,456	893	166
Total investment income	1,497,332	1,859,391	256,339
EXPENSES
Investment advisor fees	2,065,139	618,889	120,127
Administration, accounting, and transfer agent fees	174,954	50,218	10,217
Shareholder service fees:
Institutional Shares	136,301	40,575	6,774
Distribution fees:
Advisor Shares	6,874	3,423	1,464
Custodian fees	15,211	3,640	1,047
Insurance fees	1,267	1,114	1,010
Registration fees	69,974	16,178	12,056
Professional fees	10,997	10,336	11,602
Trustees’ fees and expenses	4,553	2,657	1,857
Chief Compliance Officer fees	4,069	4,087	3,954
Miscellaneous expenses	43,447	14,600	3,065
Total Expenses	2,532,786	765,717	173,173
Fees waived and expenses reimbursed	—	—	(9,477)
Net Expenses	2,532,786	765,717	163,696
NET INVESTMENT INCOME (LOSS)	(1,035,454)	1,093,674	92,643
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(10,007,358)	(3,967,243)	(207,593)
Swaps	—	—	—
Net realized gain (loss)	(10,007,358)	(3,967,243)	(207,593)
Net change in unrealized appreciation (depreciation) on:
Investments	(19,815,055)	(8,904,037)	(195,108)
Swaps	—	—	—
Foreign receivables	416	—	(62)
Net change in unrealized appreciation (depreciation)	(19,814,639)	(8,904,037)	(195,170)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(29,821,997)	(12,871,280)	(402,763)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(30,857,451)	$(11,777,606)	$(310,120)

*	Commenced operations on September 30, 2011. The information presented is for the period from September 30, 2011 to December 31, 2011.
^	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to December 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Operations
December 31, 2011 (Unaudited)

BROWN	BROWN		BROWN	BROWN		BROWN
ADVISORY	ADVISORY	BROWN	ADVISORY	ADVISORY	BROWN	ADVISORY
SMALL-CAP	SMALL-CAP	ADVISORY	MARYLAND	INTERMEDIATE	ADVISORY	EQUITY
GROWTH	FUNDAMENTAL	OPPORTUNITY	BOND	INCOME	TACTICAL	INCOME
FUND	VALUE FUND	FUND	FUND	FUND	BOND FUND*	FUND^

$377,632	$1,348,035	$46,938	$—	$—	$2,396	$—
—	—	(115)	—	—	—	—
1,351	924	49	2,901,125	4,472,627	79,718	—
378,983	1,348,959	46,872	2,901,125	4,472,627	82,114	—

1,008,800	557,586	50,074	354,700	504,204	61,316	45
65,977	37,218	3,629	80,552	98,205	5,852	4

47,894	27,863	2,504	50,671	66,453	—	3

3,355	80	—	—	27,880	20,439	—
5,967	14,777	1,111	2,952	5,589	1,932	33
1,216	1,055	963	1,080	1,099	11	—
19,414	23,132	8,177	2,104	21,160	4,430	100
10,941	11,141	11,369	11,062	10,879	7,282	204
2,763	2,579	1,764	2,490	3,104	920	22
4,109	3,959	3,927	4,101	4,087	2,035	44
14,897	8,339	4,330	13,180	17,536	3,342	33
1,185,333	687,729	87,848	522,892	760,196	107,559	488
—	—	(12,737)	—	—	—	(418)
1,185,333	687,729	75,111	522,892	760,196	107,559	70
(806,350)	661,230	(28,239)	2,378,233	3,712,431	(25,445)	(70)

6,328,763	(3,202,911)	598,237	423,707	2,715,798	(2,618)	—
—	—	—	—	—	(1,287,653)	—
6,328,763	(3,202,911)	598,237	423,707	2,715,798	(1,290,271)	—
(27,161,640)	(9,131,847)	(1,180,759)	3,170,218	2,786,728	229,615	(3,777)
—	—	—	—	—	131,159	—
—	—	—	—	—	—	—
(27,161,640)	(9,131,847)	(1,180,759)	3,170,218	2,786,728	360,774	(3,777)
(20,832,877)	(12,334,758)	(582,522)	3,593,925	5,502,526	(929,497)	(3,777)
$(21,639,227)	$(11,673,528)	$(610,761)	$5,972,158	$9,214,957	$(954,942)	$(3,847)
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		VALUE EQUITY FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2011	June 30,	2011	June 30,
	(Unaudited)	2011	(Unaudited)	2011
OPERATIONS
Net investment income (loss)	$(1,035,454)	$(688,492)	$1,093,674	$2,164,459
Net realized gains (losses) on investments	(10,007,358)	5,039,152	(3,967,243)	23,815,555
Net change in unrealized appreciation (depreciation)	(19,814,639)	43,358,607	(8,904,037)	15,901,887
Increase (Decrease) in Net Assets from Operations	(30,857,451)	47,709,267	(11,777,606)	41,881,901
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(1,077,231)	(1,623,372)
Advisor Shares	—	—	(16,059)	(21,117)
Total Distributions to Shareholders	—	—	(1,093,290)	(1,644,489)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	279,132,172	352,767,546	10,571,648	28,856,240
Advisor Shares	452,580	779,043	—	227,505
Reinvestment of distributions:
Institutional Shares	—	—	220,008	280,570
Advisor Shares	—	—	15,025	18,755
Redemption of shares:
Institutional Shares	(78,122,521)	(32,072,459)	(29,763,489)	(25,938,051)
Advisor Shares	(120,130)	(3,177,328)	(102,003)	(3,345,313)
Redemption fees	11,644	3,418	—	42
Increase (Decrease) from Capital Share Transactions	201,353,745	318,300,220	(19,058,811)	99,748
Increase (Decrease) in Net Assets	170,496,294	366,009,487	(31,929,707)	40,337,160
NET ASSETS
Beginning of year / period	468,925,472	102,915,985	180,914,292	140,577,132
End of year / period	$639,421,766	$468,925,472	$148,984,585	$180,914,292
Undistributed (Accumulated) net investment income (loss)	$(1,035,454)	$—	$563,577	$563,193
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	21,993,400	26,731,638	918,340	2,402,236
Advisor Shares	36,851	69,180	—	19,785
Reinvestment of distributions:
Institutional Shares	—	—	19,933	23,320
Advisor Shares	—	—	1,351	1,590
Redemption of shares:
Institutional Shares	(6,230,937)	(2,452,327)	(2,579,049)	(2,263,242)
Advisor Shares	(9,455)	(256,130)	(8,807)	(283,596)
Increase (Decrease) from Capital Share Transactions	15,789,859	24,092,361	(1,648,232)	(99,907)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	FLEXIBLE VALUE FUND		SMALL-CAP GROWTH FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2011	June 30,	2011	June 30,
	(Unaudited)	2011	(Unaudited)	2011
OPERATIONS
Net investment income (loss)	$92,643	$67,457	$(806,350)	$(1,641,228)
Net realized gains (losses) on investments	(207,593)	1,053,830	6,328,763	21,116,311
Net change in unrealized appreciation (depreciation)	(195,170)	4,064,170	(27,161,640)	44,383,854
Increase (Decrease) in Net Assets from Operations	(310,120)	5,185,457	(21,639,227)	63,858,937
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(85,007)	(60,001)	—	—
Advisor Shares	(1,523)	(760)	—	—
D Shares	—	—	—	—
Net realized gain:
Institutional Shares	—	(1,871)	(3,842,847)	—
Advisor Shares	—	(24)	(54,833)	—
D Shares	—	—	(73,162)
Total Distributions to Shareholders	(86,530)	(62,656)	(3,970,842)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,259,649	6,869,365	24,461,870	36,493,134
Advisor Shares	—	216,260	—	905,989
D Shares	—	—	—	—
Reinvestment of distributions:
Institutional Shares	30,361	29,580	3,760,940	—
Advisor Shares	836	466	53,054	—
D Shares	—	—	66,476	—
Redemption of shares:
Institutional Shares	(242,812)	(3,052,026)	(17,018,426)	(27,249,691)
Advisor Shares	(251,009)	(163,417)	(124,193)	(3,545,596)
D Shares	—	—	(674,702)	(1,185,399)
Redemption fees	—	39	—	292
Increase from Capital Share Transactions	3,797,025	3,900,267	10,525,019	5,418,729
Increase in Net Assets	3,400,375	9,023,068	(15,085,050)	69,277,666
NET ASSETS
Beginning of year / period	28,086,576	19,063,508	220,064,786	150,787,120
End of year / period	$31,486,951	$28,086,576	$204,979,736	$220,064,786
Undistributed (Accumulated) net investment income (loss)	$6,113	$—	$(691,972)	$114,378
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	501,025	813,497	1,816,530	2,614,601
Advisor Shares	—	25,740	—	72,202
D Shares	—	—	—	—
Reinvestment of distributions:
Institutional Shares	3,389	3,312	283,417	—
Advisor Shares	93	52	4,122	—
D Shares	—	—	2,528	—
Redemption of shares:
Institutional Shares	(28,350)	(360,869)	(1,293,305)	(1,996,024)
Advisor Shares	(28,600)	(18,733)	(9,450)	(254,024)
D Shares	—	—	(24,955)	(45,178)
Increase from Capital Share Transactions	447,557	462,999	778,887	391,577

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		OPPORTUNITY FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2011	June 30,	2011	June 30,
	(Unaudited)	2011	(Unaudited)	2011
OPERATIONS
Net investment income (loss)	$661,230	$453,187	$(28,239)	$(95,017)
Net realized gains (losses)	(3,202,911)	5,327,733	598,237	1,673,535
Net change in unrealized appreciation (depreciation)	(9,131,847)	16,075,547	(1,180,759)	2,302,967
Increase (Decrease) in Net Assets from Operations	(11,673,528)	21,856,467	(610,761)	3,881,485
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(903,557)	(425,752)	—	—
Advisor Shares	(412)	—	—	—
Net realized gain:
Institutional Shares	(5,200,860)	(2,105,735)	—	—
Advisor Shares	(2,631)	—	—	—
Total Distributions to Shareholders	(6,107,460)	(2,531,487)	—	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	31,063,558	52,715,008	3,314	239,256
Advisor Shares	155,184	—	—	—
Reinvestment of distributions:
Institutional Shares	5,171,177	2,147,480	—	—
Advisor Shares	2,758	—	—	—
Redemption of shares:
Institutional Shares	(13,126,199)	(3,857,540)	(3,183,122)	(5,927,013)
Advisor Shares	—	—	—	—
Redemption fees	163	354	—	—
Shares issued in connection with the acquisition
of Brown Advisory Small Companies Fund (Note 8):
Institutional Shares	57,519,913	—	—	—
Advisor Shares	302,052	—	—	—
Increase (Decrease) from Capital Share Transactions	81,088,606	51,005,302	(3,179,808)	(5,687,757)
Increase (Decrease) in Net Assets	63,307,618	70,330,282	(3,790,569)	(1,806,272)
NET ASSETS
Beginning of year / period	107,537,302	37,207,020	11,691,850	13,498,122
End of year / period	$170,844,920	$107,537,302	$7,901,281	$11,691,850
Undistributed (Accumulated) net investment income (loss)	$(70,881)	$171,858	$(28,239)	$—
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,883,451	3,357,898	235	17,586
Advisor Shares	3,698	—	—	—
Reinvestment of distributions:
Institutional Shares	362,076	144,980	—	—
Advisor Shares	194	—	—	—
Redemption of shares:
Institutional Shares	(895,784)	(257,511)	(220,831)	(459,450)
Advisor Shares	—	—	—	—
Shares issued in connection with the acquisition
of Brown Advisory Small Companies Fund (Note 8):
Institutional Shares	4,045,741	—	—	—
Advisor Shares	21,253	—	—	—
Increase (Decrease) from Capital Share Transactions	5,420,629	3,245,367	(220,596)	(441,864)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		INTERMEDIATE INCOME FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2011	June 30,	2011	June 30,
	(Unaudited)	2011	(Unaudited)	2011
OPERATIONS
Net investment income	$2,378,233	$4,385,306	$3,712,431	$8,021,981
Net realized gains on investments	423,707	782,015	2,715,798	8,799,880
Net change in unrealized appreciation (depreciation)	3,170,218	(106,159)	2,786,728	(5,928,727)
Increase in Net Assets from Operations	5,972,158	5,061,162	9,214,957	10,893,134
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(2,378,233)	(4,385,306)	(3,367,445)	(7,704,040)
Advisor Shares	—	—	(261,770)	(826,757)
Net realized gain:
Institutional Shares	(923,336)	—	(5,996,378)	(993,289)
Advisor Shares	—	—	(500,794)	(123,754)
Total Distributions to Shareholders	(3,301,569)	(4,385,306)	(10,126,387)	(9,647,840)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	42,079,203	46,818,996	53,746,311	117,039,500
Advisor Shares	—	—	24,394	2,981,440
Reinvestment of distributions:
Institutional Shares	1,371,791	1,050,940	6,493,805	2,488,155
Advisor Shares	—	—	518,683	603,014
Redemption of shares:
Institutional Shares	(15,356,649)	(52,442,935)	(37,314,441)	(145,378,720)
Advisor Shares	—	—	(1,463,491)	(12,630,894)
Redemption fees	2,100	—	454	2,235
Increase (Decrease) from Capital Share Transactions	28,096,445	(4,572,999)	22,005,715	(34,895,270)
Increase (Decrease) in Net Assets	30,767,034	(3,897,143)	21,094,285	(33,649,976)
NET ASSETS
Beginning of year / period	188,180,000	192,077,143	278,494,078	312,144,054
End of year / period	$218,947,034	$188,180,000	$299,588,363	$278,494,078
Undistributed net investment income	$—	$—	$500,466	$417,250
SHARE TRANSACTIONS
Sale of shares:
Institutional shares	3,841,381	4,321,930	4,703,560	10,394,633
Advisor Shares	—	—	2,178	269,496
Reinvestment of distributions:
Institutional shares	125,292	97,030	576,646	221,518
Advisor Shares	—	—	46,742	54,505
Redemption of shares:
Institutional shares	(1,403,144)	(4,842,360)	(3,253,596)	(12,914,829)
Advisor Shares	—	—	(130,391)	(1,143,144)
Increase (Decrease) from Capital Share Transactions	2,563,529	(423,400)	1,945,139	(3,117,821)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN	BROWN
	ADVISORY	ADVISORY
	TACTICAL	EQUITY
	BOND	INCOME
	FUND	FUND
	Period Ended	Period Ended
	December 31,	December 31,
	2011*	2011^
	(Unaudited)	(Unaudited)
OPERATIONS
Net investment loss	$(25,445)	$(70)
Net realized gains (losses) on investments	(1,290,271)	—
Net change in unrealized appreciation (depreciation)	360,774	(3,777)
Decrease in Net Assets from Operations	(954,942)	(3,847)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—
Advisor Shares	(41,204)	—
Total Distributions to Shareholders	(41,204)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	1,100,900
Advisor Shares	36,956,460	10,010
Reinvestment of distributions:
Institutional Shares	—	—
Advisor Shares	11,173	—
Redemption of shares:
Institutional Shares	—	—
Advisor Shares	(245,590)	—
Redemption fees	1,000	—
Increase from Capital Share Transactions	36,723,043	1,110,910
Increase in Net Assets	35,726,897	1,107,063
NET ASSETS
Beginning of period	—	—
End of period	$35,726,897	$1,107,063
Accumulated net investment loss	$(66,649)	$(70)
SHARE TRANSACTIONS
Sale of shares:
Institutional shares	—	110,090
Advisor Shares	3,714,118	1,001
Reinvestment of distributions:
Institutional shares	—	—
Advisor Shares	1,154	—
Redemption of shares:
Institutional shares	—	—
Advisor Shares	(25,391)	—
Increase from Capital Share Transactions	3,689,881	111,091

*	Commenced operations on September 30, 2011. The information presented is for the period from September 30, 2011 to December 31, 2011.
^	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to December 31, 2011.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period / year.

BROWN ADVISORY GROWTH EQUITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2011		June 30,	June 30,		May 31,	May 31,	May 31,	May 31,
	(Unaudited)		2011	2010(e)		2010	2009	2008	2007
Net Asset Value, Beginning Period	$13.63		$9.99	$10.39		$7.83	$10.66	$10.87	$8.97
Net Investment Income (Loss)(a)	(0.02)		(0.04)	(0.01)		(0.06)	(0.03)	(0.04)	(0.02)
Net Realized And Unrealized
Gains (Losses)	(0.87)		3.68	(0.39)		2.62	(2.77)	(0.17)	1.92
Total from Investment Operations	$(0.89)		$3.64	$(0.40)		$2.56	$(2.80)	$(0.21)	$1.90
Distributions:
from Net Realized Gains	—		—	—		—	(0.03)	—	—
Total Distributions to Shareholders	$—		$—	$—		$—	$(0.03)	$—	$—
Net Asset Value, End of Period	$12.74		$13.63	$9.99		$10.39	$7.83	$10.66	$10.87
Total Return	(6.53	)%(b)	36.44%	(3.85	)%(b)	32.69%	(26.26)%	(1.93)%	21.18%
Net Assets at End of Period
(000’s Omitted)	$633,762		$463,228	$96,889		$97,136	$52,792	$69,738	$71,355
Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.37	)%(c)	(0.29)%	(0.76	)%(c)	(0.56)%	(0.42)%	(0.41)%	(0.25)%
Net Expenses	0.92	%(c)	0.94%	1.00	%(c)	1.10%	1.13%	1.06%	1.09%
Gross Expenses(d)	0.92	%(c)	0.94%	1.00	%(c)	1.10%	1.13%	1.06%	1.09%
Portfolio Turnover Rate	37	%(b)	30%	1	%(b)	34%	70%	56%	29%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period / year.

BROWN ADVISORY GROWTH EQUITY FUND

ADVISOR SHARES(g)
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2011		June 30,	June 30,		May 31,	May 31,	May 31,	May 31,
	(Unaudited)		2011	2010(f)		2010	2009	2008	2007
Net Asset Value, Beginning Period	$13.31		$9.80	$10.20		$7.72	$10.55	$10.83	$8.98
Net Investment Income (Loss)(a)	(0.04)		(0.09)	(0.01)		(0.10)	(0.07)	(0.10)	(0.08)
Net Realized And Unrealized
Gains (Losses)	(0.84)		3.60	(0.39)		2.58	(2.73)	(0.18)	1.93
Total from Investment Operations	$(0.88)		$3.51	$(0.40)		$2.48	$(2.80)	$(0.28)	$1.85
Distributions:
from Net Realized Gains	—		—	—		—	(0.03)	—	—
Total Distributions to Shareholders	$—		$—	$—		$—	$(0.03)	$—	$—
Net Asset Value, End of Period	$12.43		$13.31	$9.80		$10.20	$7.72	$10.55	$10.83
Total Return(b)	(6.61	)%(c)	35.82%	(3.92	)%(c)	32.12%	(26.54)%	(2.59)%	20.60%
Net Assets at End of Period
(000’s Omitted)	$5,660		$5,698	$6,027		$6,287	$4,755	$5,645	$3,988
Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.57	)%(d)	(0.74)%	(1.21	)%(d)	(1.02)%	(0.89)%	(0.96)%	(0.77)%
Net Expenses	1.12	%(d)	1.39%	1.45	%(d)	1.56%	1.60%	1.60%	1.60%
Gross Expenses(e)	1.12	%(d)	1.39%	1.45	%(d)	1.56%	1.66%	1.67%	2.07%
Portfolio Turnover Rate	37	%(c)	30%	1	%(c)	34%	70%	56%	29%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(g)	Effective July 1, 2011, A Shares were renamed Advisor Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY VALUE EQUITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2011		June 30,	June 30,		May 31,	May 31,	May 31,	May 31,
	(Unaudited)		2011	2010(f)		2010	2009	2008	2007
Net Asset Value, Beginning Period	$12.56		$9.69	$10.18		$8.34	$13.07	$16.03	$13.69
Net Investment Income (Loss)(a)	0.08		0.16	0.01		0.15	0.20	0.19	0.20
Net Realized And Unrealized
Gains (Losses)	(0.89)		2.83	(0.47)		1.89	(4.72)	(1.98)	2.85
Total from Investment Operations	$(0.81)		$2.99	$(0.46)		$2.04	$(4.52)	$(1.79)	$3.05
Distributions:
from Net Investment Income	(0.08)		(0.12)	(0.03)		(0.20)	(0.21)	(0.20)	(0.20)
from Net Realized Gains	—		—	—		—	—	(0.97)	(0.51)
Total Distributions to Shareholders	$(0.08)		$(0.12)	$(0.03)		$(0.20)	$(0.21)	$(1.17)	$(0.71)
Payments by affiliates	—		—	—	(e)	—	—	—	—
Redemption fees	—		— (e)	—		— (e)	—	—	—
Net Asset Value, End of Period	$11.67		$12.56	$9.69		$10.18	$8.34	$13.07	$16.03
Total Return	(6.40	)%(b)	30.90%	(4.47	)%(b)	24.52%	(34.73)%	(11.60)%	22.85%
Net Assets at End of Period
(000’s Omitted)	$146,286		$177,918	$135,709		$147,337	$109,188	$196,954	$216,826
Ratios to Average Net Assets:
Net Investment Income (Loss)	1.33	%(c)	1.34%	0.79	%(c)	1.51%	2.17%	1.33%	1.38%
Net Expenses	0.92	%(c)	0.93%	0.97	%(c)	1.03%	1.06%	0.97%	0.99%
Gross Expenses(d)	0.92	%(c)	0.93%	0.97	%(c)	1.03%	1.06%	0.97%	0.99%
Portfolio Turnover Rate	29	%(b)	64%	7	%(b)	62%	108%	47%	39%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY VALUE EQUITY FUND

ADVISOR SHARES(h)
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2011		June 30,	June 30,		May 31,	May 31,	May 31,	May 31,
	(Unaudited)		2011	2010(g)		2010	2009	2008	2007
Net Asset Value, Beginning Period	$12.62		$9.74	$10.23		$8.37	$13.11	$16.05	$13.68
Net Investment Income (Loss)(a)	0.07		0.10	—	(f)	0.11	0.16	0.11	0.12
Net Realized And Unrealized
Gains (Losses)	(0.88)		2.84	(0.47)		1.90	(4.74)	(2.00)	2.85
Total from Investment Operations	$(0.81)		$2.94	$(0.47)		$2.01	$(4.58)	$(1.89)	$2.97
Distributions:
from Net Investment Income	(0.07)		(0.06)	—		(0.15)	(0.16)	(0.08)	(0.09)
from Net Realized Gains	—		—	(0.02)		—	—	(0.97)	(0.51)
Total Distributions to Shareholders	$(0.07)		$(0.06)	$(0.02)		$(0.15)	$(0.16)	$(1.05)	$(0.60)
Payments by affiliates	—		—	—	(f)	—	—	—	—
Net Asset Value, End of Period	$11.74		$12.62	$9.74		$10.23	$8.37	$13.11	$16.05
Total Return(b)	(6.39	)%(c)	30.28%	(4.57	)%(c)	24.08%	(35.04)%	(12.15)%	22.14%
Net Assets at End of Period
(000’s Omitted)	$2,699		$2,996	$4,868		$5,196	$5,116	$6,958	$5,711
Ratios to Average Net Assets:
Net Investment Income (Loss)	1.13	%(d)	0.89%	0.34	%(d)	1.05%	1.67%	0.75%	0.81%
Net Expenses	1.12	%(d)	1.38%	1.42	%(d)	1.49%	1.58%	1.56%	1.60%
Gross Expenses(e)	1.12	%(d)	1.38%	1.42	%(d)	1.49%	1.58%	1.56%	1.86%
Portfolio Turnover Rate	29	%(c)	64%	7	%(c)	62%	108%	47%	39%
(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A shares.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(h)	Effective July 1, 2011, A Shares were renamed Advisor Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY FLEXIBLE VALUE FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2011		June 30,	June 30,		May 31,	May 31,		October 31,	October 31,
	(Unaudited)		2011	2010(f)		2010	2009(g)		2008	2007
Net Asset Value, Beginning Period	$9.16		$7.33	$7.62		$6.16	$6.14		$10.38	$10.00
Net Investment Income (Loss)(a)	0.03		0.02	—	(e)	0.05	0.03		0.04	0.01
Net Realized And Unrealized
Gains (Losses)	(0.20)		1.83	(0.28)		1.45	0.02		(4.20)	0.38
Total from Investment Operations	$(0.17)		$1.85	$(0.28)		$1.50	$0.05		$(4.16)	$0.39
Distributions:
from Net Investment Income	(0.03)		(0.02)	(0.01)		(0.04)	(0.03)		(0.05)	(0.01)
from Net Realized Gains	—		—	—		—	—		(0.03)	—
from Return of Capital	—		— (e)	—		—	—	(e)	—	—
Total Distributions to Shareholders	$(0.03)		$(0.02)	$(0.01)		$(0.04)	$(0.03)		$(0.08)	$(0.01)
Net Asset Value, End of Period	$8.96		$9.16	$7.33		$7.62	$6.16		$6.14	$10.38
Total Return	(1.91	)%(b)	25.27%	(3.69	)%(b)	24.39%	0.88	%(b)	(40.37)%	3.93%
Net Assets at End of Period
(000’s Omitted)	$30,511		$26,827	$18,108		$17,777	$12,416		$16,379	$12,997
Ratios to Average Net Assets:
Net Investment Income (Loss)	0.66	%(c)	0.28%	0.38	%(c)	0.61%	1.06	%(c)	0.46%	0.12%
Net Expenses	1.15	%(c)	1.15%	1.15	%(c)	1.11%	1.14	%(c)	1.10%	1.10%
Gross Expenses(d)	1.22	%(c)	1.32%	1.48	%(c)	1.61%	2.18	%(c)	3.07%	5.06%
Portfolio Turnover Rate	10	%(b)	33%	1	%(b)	22%	16	%(b)	27%	19%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(g)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period from November 1, 2008 to May 31, 2009.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY FLEXIBLE VALUE FUND

ADVISOR SHARES(i)
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2011		June 30,	June 30,		May 31,	May 31,		October 31,	October 31,
	(Unaudited)		2011	2010(g)		2010	2009(h)		2008	2007
Net Asset Value, Beginning Period	$9.17		$7.33	$7.62		$6.17	$6.14		$10.36	$10.41
Net Investment Income (Loss)(a)	0.02		0.01	—	(f)	0.02	0.02		0.02	(0.02)
Net Realized And Unrealized
Gains (Losses)	(0.21)		1.84	(0.29)		1.45	0.01		(4.21)	(0.03)
Total from Investment Operations	$(0.19)		$1.85	$(0.29)		$1.47	$0.03		$(4.19)	$(0.05)
Distributions:
from Net Investment Income	(0.01)		(0.01)	—	(f)	(0.02)	—	(f)	—	—
from Net Realized Gains	—		—	—		—	—		(0.03)	—
from Return of Capital	—		— (f)	—		—	—	(f)	—	—
Total Distributions to Shareholders	$(0.01)		$(0.01)	$—		$(0.02)	$—	(f)	$(0.03)	$—
Net Asset Value, End of Period	$8.97		$9.17	$7.33		$7.62	$6.17		$6.14	$10.36
Total Return(b)	(2.03	)%(c)	25.18%	(3.75	)%(c)	23.88%	0.55	%(c)	(40.55)%	(0.48)%
Net Assets at End of Period
(000’s Omitted)	$976		$1,259	$955		$992	$1,005		$1,080	$951
Ratios to Average Net Assets:
Net Investment Income (Loss)	0.46	%(d)	0.08%	0.18	%(d)	0.37%	0.79	%(d)	0.24%	(0.17)%
Net Expenses	1.35	%(d)	1.35%	1.35	%(d)	1.35%	1.42	%(d)	1.35%	1.35%
Gross Expenses(e)	1.42	%(d)	1.53%	1.68	%(d)	1.85%	2.70	%(d)	4.32%	12.67%
Portfolio Turnover Rate	10	%(c)	33%	1	%(c)	22%	16	%(c)	27%	19%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A shares.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(h)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period from November 1, 2008 to May 31, 2009.
(i)	Effective July 1, 2011, A Shares were renamed Advisor Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2011		June 30,	June 30,		May 31,	May 31,	May 31,	May 31,
	(Unaudited)		2011	2010(f)		2010	2009	2008	2007
Net Asset Value, Beginning Period	$15.07		$10.58	$11.06		$8.47	$13.17	$13.92	$11.38
Net Investment Income (Loss)(a)	(0.05)		(0.11)	(0.01)		(0.10)	(0.09)	(0.12)	(0.08)
Net Realized And Unrealized
Gains (Losses)	(1.41)		4.60	(0.47)		2.69	(4.25)	0.39	2.62
Total from Investment Operations	$(1.46)		$4.49	$(0.48)		$2.59	$(4.34)	$0.27	$2.54
Distributions:
from Net Realized Gains	(0.27)		—	—		—	(0.36)	(1.02)	—
Total Distributions to Shareholders	$(0.27)		$—	$—		$—	$(0.36)	$(1.02)	$—
Redemption fees(a)	—		—	—	(d)	— (d)	—	—	—
Net Asset Value, End of Period	$13.34		$15.07	$10.58		$11.06	$8.47	$13.17	$13.92
Total Return	(9.68	)%(b)	42.44%	(4.34	)%(b)	30.58%	(32.47)%	1.87%	22.32%
Net Assets at End of Period
(000’s Omitted)	$195,085		$208,222	$139,647		$145,293	$95,007	$158,648	$147,362
Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.80	)%(c)	(0.85)%	(0.97	)%(c)	(0.95)%	(0.96)%	(0.94)%	(0.68)%
Net Expenses	1.17	%(c)	1.18%	1.22	%(c)	1.32%	1.35%	1.25%	1.27%
Gross Expenses(e)	1.17	%(c)	1.18%	1.22	%(c)	1.32%	1.35%	1.25%	1.27%
Portfolio Turnover Rate	37	%(b)	61%	7	%(b)	71%	90%	81%	65%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.01 per share.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

ADVISOR SHARES(g)
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2011		June 30,	June 30,		May 31,	May 31,	May 31,	May 31,
	(Unaudited)		2011	2010(f)		2010	2009	2008	2007
Net Asset Value, Beginning Period	$14.65		$10.34	$10.80		$8.32	$12.99	$13.83	$11.37
Net Investment Income (Loss)(a)	(0.07)		(0.18)	(0.01)		(0.14)	(0.13)	(0.20)	(0.14)
Net Realized And Unrealized
Gains (Losses)	(1.37)		4.49	(0.45)		2.62	(4.18)	0.38	2.60
Total from Investment Operations	$(1.44)		$4.31	$(0.46)		$2.48	$(4.31)	$0.18	$2.46
Distributions:
from Net Realized Gains	(0.27)		—	—		—	(0.36)	(1.02)	—
Total Distributions to Shareholders	$(0.27)		$—	$—		$—	$(0.36)	$(1.02)	$—
Net Asset Value, End of Period	$12.94		$14.65	$10.34		$10.80	$8.32	$12.99	$13.83
Total Return(b)	(9.82	)%(c)	41.68%	(4.26	)%(c)	29.81%	(32.69)%	1.21%	21.64%
Net Assets at End of Period
(000’s Omitted)	$2,679		$3,110	$4,075		$4,254	$2,615	$3,553	$1,160
Ratios to Average Net Assets:
Net Investment Income (Loss)	(1.08	)%(d)	(1.36)%	(1.42	)%(d)	(1.41)%	(1.46)%	(1.55)%	(1.12)%
Net Expenses	1.45	%(d)	1.69%	1.67	%(d)	1.78%	1.85%	1.85%	1.85%
Gross Expenses(e)	1.45	%(d)	1.69%	1.67	%(d)	1.78%	1.93%	2.07%	5.11%
Portfolio Turnover Rate	37	%(c)	61%	7	%(c)	71%	90%	81%	65%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A shares.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(g)	Effective July 1, 2011, A Shares were renamed Advisor Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

D SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2011		June 30,	June 30,		May 31,	May 31,	May 31,	May 31,
	(Unaudited)		2011	2010(e)		2010	2009	2008	2007
Net Asset Value, Beginning Period	$29.56		$20.75	$21.67		$16.64	$25.32	$25.93	$21.28
Net Investment Income (Loss)(a)	(0.10)		(0.21)	(0.02)		(0.23)	(0.23)	(0.32)	(0.24)
Net Realized And Unrealized
Gains (Losses)	(2.75)		9.02	(0.90)		5.26	(8.09)	0.73	4.89
Total from Investment Operations	$(2.85)		$8.81	$(0.92)		$5.03	$(8.32)	$0.41	$4.65
Distributions:
from Net Realized Gains	(0.27)		—	—		—	(0.36)	(1.02)	—
Total Distributions to Shareholders	$(0.27)		$—	$—		$—	$(0.36)	$(1.02)	$—
Net Asset Value, End of Period	$26.44		$29.56	$20.75		$21.67	$16.64	$25.32	$25.93
Total Return	(9.64	)%(b)	42.46%	(4.25	)%(b)	30.23%	(32.61)%	1.50%	21.85%
Net Assets at End of Period
(000’s Omitted)	$7,216		$8,732	$7,065		$7,400	$6,931	$12,387	$13,845
Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.75	)%(c)	(0.80)%	(0.92	)%(c)	(1.12)%	(1.26)%	(1.29)%	(1.06)%
Net Expenses	1.12	%(c)	1.13%	1.17	%(c)	1.49%	1.65%	1.59%	1.63%
Gross Expenses(d)	1.12	%(c)	1.13%	1.17	%(c)	1.49%	1.65%	1.59%	1.63%
Portfolio Turnover Rate	37	%(b)	61%	7	%(b)	71%	90%	81%	65%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2011		June 30,	June 30,		May 31,	May 31,
	(Unaudited)		2011	2010(f)		2010	2009(g)
Net Asset Value, Beginning Period	$16.89		$11.92	$13.03		$10.48	$10.00
Net Investment Income (Loss)(a)	0.09		0.11	0.01		(0.02)	(0.01)
Net Realized And Unrealized Gains (Losses)	(1.65)		5.54	(1.12)		2.80	0.50
Total from Investment Operations	$(1.56)		$5.65	$(1.11)		$2.78	$0.49
Distributions:
from Net Investment Income	(0.12)		(0.08)	—		(0.05)	—
from Net Realized Gains	(0.71)		(0.60)	—		(0.18)	—
from Return of Capital	—		—	—		—	(0.01)
Total Distributions to Shareholders	$(0.83)		$(0.68)	$—		$(0.23)	$(0.01)
Redemption fees(a)	—	(e)	— (e)	—		—	—
Net Asset Value, End of Period	$14.50		$16.89	$11.92		$13.03	$10.48
Total Return	(9.11	)%(b)	48.20%	(8.52	)%(b)	26.70%	4.86%
Net Assets at End of Period (000’s Omitted)	$170,481		$107,537	$37,207		$37,629	$14,620
Ratios to Average Net Assets:
Net Investment Income (Loss)	1.19	%(c)	0.70%	0.91	%(c)	(0.14)%	(0.22)%
Net Expenses	1.23	%(c)	1.24%	1.36	%(c)	1.47%	1.50%
Gross Expenses(d)	1.23	%(c)	1.24%	1.36	%(c)	1.62%	2.91%
Portfolio Turnover Rate	23	%(b)	67%	2	%(b)	82%	29%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(g)	Commenced operations on December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

ADVISOR SHARES(f)
	Period Ended
	December 31,
	2011(g)
	(Unaudited)
Net Asset Value, Beginning Period	$16.39
Net Investment Income (Loss)(a)	0.12
Net Realized And Unrealized Gains (Losses)	(1.20)
Total from Investment Operations	$(1.08)
Distributions:
from Net Investment Income	(0.11)
from Net Realized Gains	(0.71)
Total Distributions to Shareholders	$(0.82)
Net Asset Value, End of Period	$14.49
Total Return(b)	(6.46	)%(c)
Net Assets at End of Period (000’s Omitted)	$364
Ratios to Average Net Assets:
Net Investment Income (Loss)	0.99	%(d)
Net Expenses	1.43	%(d)
Gross Expenses(e)	1.43	%(d)
Portfolio Turnover Rate	23	%(c)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A shares.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Effective July 1, 2011, A Shares were renamed Advisor Shares.
(g)	Commenced operations on July 28, 2011. The information presented is for the period from July 28, 2011 to December 31, 2011.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY OPPORTUNITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2011		June 30,	June 30,		May 31,	May 31,	May 31,	May 31,
	(Unaudited)		2011	2010(f)		2010	2009	2008	2007
Net Asset Value, Beginning Period	$14.94		$11.03	$11.51		$9.40	$15.10	$15.38	$12.55
Net Investment Income (Loss)(a)	(0.04)		(0.10)	(0.01)		(0.03)	(0.10)	(0.14)	(0.06)
Net Realized And Unrealized
Gains (Losses)	(0.84)		4.01	(0.47)		2.14	(5.60)	(0.14)	2.89
Total from Investment Operations	$(0.88)		$3.91	$(0.48)		$2.11	$(5.70)	$(0.28)	$2.83
Redemption fees(a)	—		—	—		—	—	— (e)	—
Net Asset Value, End of Period	$14.06		$14.94	$11.03		$11.51	$9.40	$15.10	$15.38
Total Return	(5.89	)%(b)	35.45%	(4.17	)%(b)	22.45%	(37.75)%	(1.82)%	22.55%
Net Assets at End of Period
(000’s Omitted)	$7,901		$11,692	$13,498		$14,863	$16,537	$29,740	$17,903
Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.56	)%(c)	(0.75)%	(0.84	)%(c)	(0.29)%	(0.96)%	(0.91)%	(0.45)%
Net Expenses	1.50	%(c)	1.50%	1.50	%(c)	1.50%	1.50%	1.50%	1.50%
Gross Expenses(d)	1.75	%(c)	1.78%	1.68	%(c)	1.75%	1.67%	1.70%	1.97%
Portfolio Turnover Rate	32	%(b)	65%	3	%(b)	97%	151%	131%	118%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY MARYLAND BOND FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2011		June 30,	June 30,		May 31,	May 31,	May 31,	May 31,
	(Unaudited)		2011	2010(f)		2010	2009	2008	2007
Net Asset Value, Beginning Period	$10.85		$10.81	$10.81		$10.62	$10.42	$10.29	$10.28
Net Investment Income (Loss)(a)	0.13		0.25	0.02		0.25	0.31	0.37	0.32
Net Realized And Unrealized
Gains (Losses)	0.20		0.04	—		0.19	0.21	0.13	0.01
Total from Investment Operations	$0.33		$0.29	$0.02		$0.44	$0.52	$0.50	$0.33
Distributions:
from Net Investment Income	(0.13)		(0.25)	(0.02)		(0.25)	(0.32)	(0.37)	(0.32)
from Net Realized Gains	(0.05)		—	—		—	—	—	—
Total Distributions to Shareholders	$(0.18)		$(0.25)	$(0.02)		$(0.25)	$(0.32)	$(0.37)	$(0.32)
Redemption fees(a)	—		—	—	(e)	— (e)	— (e)	—	—
Net Asset Value, End of Period	$11.00		$10.85	$10.81		$10.81	$10.62	$10.42	$10.29
Total Return	3.03	%(b)	2.74%	0.19	%(b)	4.21%	5.06%	4.93%	3.21%
Net Assets at End of Period
(000’s Omitted)	$218,947		$188,180	$192,077		$187,288	$170,970	$94,001	$92,409
Ratios to Average Net Assets:
Net Investment Income (Loss)	2.35	%(c)	2.33%	2.36	%(c)	2.32%	2.93%	3.55%	3.06%
Net Expenses	0.52	%(c)	0.51%	0.54	%(c)	0.62%	0.46%	0.27%	0.71%
Gross Expenses(d)	0.52	%(c)	0.51%	0.54	%(c)	0.62%	0.70%	0.77%	0.80%
Portfolio Turnover Rate	8	%(b)	29%	1	%(b)	8%	9%	10%	6%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY INTERMEDIATE INCOME FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2011		June 30,	June 30,		May 31,	May 31,	May 31,	May 31,
	(Unaudited)		2011	2010(f)		2010	2009	2008	2007
Net Asset Value, Beginning Period	$11.28		$11.23	$11.13		$10.76	$10.76	$10.46	$10.36
Net Investment Income (Loss)(a)	0.15		0.31	0.03		0.38	0.42	0.49	0.47
Net Realized And Unrealized
Gains (Losses)	0.22		0.11	0.10		0.38	0.02	0.35	0.11
Total from Investment Operations	$0.37		$0.42	$0.13		$0.76	$0.44	$0.84	$0.58
Distributions:
from Net Investment Income	(0.14)		(0.33)	(0.03)		(0.39)	(0.42)	(0.54)	(0.48)
from Net Realized Gains	(0.26)		(0.04)	—		—	(0.02)	—	—
Total Distributions to Shareholders	$(0.40)		$(0.37)	$(0.03)		$(0.39)	$(0.44)	$(0.54)	$(0.48)
Redemption fees(a)	—		— (d)	—	(d)	— (d)	— (d)	— (d)	—
Net Asset Value, End of Period	$11.25		$11.28	$11.23		$11.13	$10.76	$10.76	$10.46
Total Return	3.32	%(b)	3.84%	1.20	%(b)	7.17%	4.24%	7.70%	5.72%
Net Assets at End of Period
(000’s Omitted)	$277,919		$255,847	$280,537		$270,658	$190,708	$142,412	$128,463
Ratios to Average Net Assets:
Net Investment Income (Loss)	2.59	%(c)	2.75%	3.23	%(c)	3.45%	3.97%	4.54%	4.46%
Net Expenses	0.51	%(c)	0.52%	0.53	%(c)	0.61%	0.63%	0.58%	0.60%
Gross Expenses(e)	0.51	%(c)	0.52%	0.53	%(c)	0.61%	0.63%	0.58%	0.60%
Portfolio Turnover Rate	28	%(b)	84%	6	%(b)	25%	32%	56%	25%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.01 per share.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY INTERMEDIATE INCOME FUND

ADVISOR SHARES(g)
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2011		June 30,	June 30,		May 31,	May 31,	May 31,	May 31,
	(Unaudited)		2011	2010(f)		2010	2009	2008	2007
Net Asset Value, Beginning Period	$11.08		$11.04	$10.95		$10.59	$10.60	$10.28	$10.19
Net Investment Income (Loss)(a)	0.13		0.28	0.03		0.35	0.39	0.45	0.43
Net Realized And Unrealized
Gains (Losses)	0.23		0.11	0.09		0.38	0.02	0.35	0.11
Total from Investment Operations	$0.36		$0.39	$0.12		$0.73	$0.41	$0.80	$0.54
Distributions:
from Net Investment Income	(0.13)		(0.31)	(0.03)		(0.37)	(0.40)	(0.48)	(0.45)
from Net Realized Gains	(0.26)		(0.04)	—		—	(0.02)	—	—
Total Distributions to Shareholders	$(0.39)		$(0.35)	$(0.03)		$(0.37)	$(0.42)	$(0.48)	$(0.45)
Net Asset Value, End of Period	$11.05		$11.08	$11.04		$10.95	$10.59	$10.60	$10.28
Total Return(b)	3.28	%(c)	3.60%	1.11	%(c)	6.98%	3.97%	7.47%	5.39%
Net Assets at End of Period
(000’s Omitted)	$21,669		$22,647	$31,607		$31,415	$28,090	$23,519	$18,428
Ratios to Average Net Assets:
Net Investment Income (Loss)	2.39	%(d)	2.54%	3.03	%(d)	3.24%	3.73%	4.25%	4.16%
Net Expenses	0.72	%(d)	0.72%	0.73	%(d)	0.82%	0.87%	0.86%	0.90%
Gross Expenses(e)	0.72	%(d)	0.72%	0.73	%(d)	0.82%	0.87%	0.86%	0.90%
Portfolio Turnover Rate	28	%(c)	84%	6	%(c)	25%	32%	56%	25%
(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A shares.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(g)	Effective July 1, 2011, A Shares were renamed Advisor Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY TACTICAL BOND FUND

INSTITUTIONAL SHARES
	Period Ended
	December 31,
	2011(d)
	(Unaudited)
Net Asset Value, Beginning Period	$10.00
Net Investment Loss(a)	(0.01)
Net Realized And Unrealized Losses	(0.30)
Total from Investment Operations	$(0.31)
Distributions:
from Net Investment Income	(0.01)
Total Distributions to Shareholders	$(0.01)
Net Asset Value, End of Period	$9.68
Total Return	(3.09	)%(b)
Net Assets at End of Period (000’s Omitted)	$35,727
Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.31	)%(c)
Net Expenses	1.30	%(c)
Gross Expenses(e)	1.30	%(c)
Portfolio Turnover Rate	499	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Commenced operations on September 30, 2011. The information presented is for the period from September 30, 2011 to December 31, 2011.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY EQUITY INCOME FUND

INSTITUTIONAL SHARES
	Period Ended
	December 31,
	2011(e)
	(Unaudited)
Net Asset Value, Beginning Period	$10.00
Net Investment Loss	(0.00)
Net Realized And Unrealized Gains (Losses) (a)	(0.03)
Total from Investment Operations	$(0.03)
Net Asset Value, End of Period	$9.97
Total Return	(0.30	)%(b)
Net Assets at End of Period (000’s Omitted)	$1,097
Ratios to Average Net Assets:
Net Investment Income (Loss)	(1.15	)%(c)
Net Expenses	1.15	%(c)
Gross Expenses(d)	8.07	%(c)
Portfolio Turnover Rate	0	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to December 31, 2011.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY EQUITY INCOME FUND

ADVISOR SHARES
	Period Ended
	December 31,
	2011(e)
	(Unaudited)
Net Asset Value, Beginning Period	$10.00
Net Investment Loss	(0.00)
Net Realized And Unrealized Gains (Losses)(a)	(0.03)
Total from Investment Operations	$(0.03)
Net Asset Value, End of Period	$9.97
Total Return	(0.30	)%(b)
Net Assets at End of Period (000’s Omitted)	$10
Ratios to Average Net Assets:
Net Investment Income (Loss)	(1.35	)%(c)
Net Expenses	1.35	%(c)
Gross Expenses(d)	8.27	%(c)
Portfolio Turnover Rate	0	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to December 31, 2011.

Notes to Financial Statements
December 31, 2011 (Unaudited)

Note 1. Organization

Effective April 12, 2010, the Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Value Equity Fund (“Value Equity Fund”), Brown Advisory Flexible Value Fund (“Flexible Value Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Opportunity Fund (“Opportunity Fund”), Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) and Brown Advisory Equity Income Fund (“Equity Income Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-ended management investment company. The Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) and Brown Advisory Tactical Bond Fund (“Tactical Bond Fund”) (individually included in the defined term, “Fund,” and collectively included in the defined term, “Funds”) are each a non-diversified series of the Trust.  Prior to April 12, 2010, the Funds were series of Forum Funds.

The Funds commenced operations as follows:

Commencement of Operations
	Institutional	Advisor
	Shares	Shares(2)	D Shares
Growth Equity Fund	06/28/99	05/18/06	—
Value Equity Fund	01/28/03	04/25/06	—
Flexible Value Fund	11/30/06	01/24/07	—
Small-Cap Growth Fund	06/28/99	04/25/06(1)	09/20/02(1)
Small-Cap Fundamental Value Fund	12/31/08(3)	07/28/11(3)	—
Opportunity Fund	06/29/98	—	—
Maryland Bond Fund	12/21/00	—	—
Intermediate Income Fund	11/02/95	05/13/91	—
Tactical Bond Fund	—	09/30/11	—
Equity Income Fund	12/29/11	12/29/11	—
_________________________

(1)
On April 25, 2006, all issued and outstanding Small-Cap Growth Fund A Shares were renamed as D Shares and the Fund began offering newly created A Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares (except through a pre-established distribution reinvestment program).

(2)	Effective July 1, 2011, the A Shares were renamed Advisor Shares. Refer to Note 7 for further details.

(3)
Effective October 31, 2011, Cardinal Capital Management, L.L.C. ceased to serve as the Sub-Advisor for the Brown Cardinal Small Companies Fund.  The name was then changed to the Brown Advisory Small Companies Fund (herein this footnote, referenced as the “Fund”).  Effective December 16, 2011, the Fund merged into the Small-Cap Fundamental Value Fund.  All dates, figures and performance shown relate to the Small-Cap Fundamental Value Fund.

Each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing and distribution expenses.  Each share class has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each share class on its relative net assets.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund and Tactical Bond Fund is to achieve capital appreciation. The investment objective of Small-Cap Fundamental Value Fund, and Opportunity Fund is to achieve long-term capital appreciation. Flexible Value Fund’s investment objective is to achieve long-term growth of capital.  Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.  Equity Income Fund’s investment objective is to provide current dividend yield and dividend growth.

Notes to Financial Statements
December 31, 2011 (Unaudited)

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of December 31, 2011, the Small-Cap Growth Fund held fair valued securities with a market value of $1,335,072 or 0.7% of total net assets.

As described above, the Funds’ utilize various methods to measure the fair value of most of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Notes to Financial Statements
December 31, 2011 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Growth Equity Fund^
Common Stocks	$613,751,466	$—	$—	$613,751,466
Short-Term Investments	23,693,875	—	—	23,693,875
Total Investments in Securities	$637,445,341	$—	$—	$637,445,341

	Level 1	Level 2	Level 3	Total
Value Equity Fund^
Common Stocks	$144,676,109	$—	$—	$144,676,109
Short-Term Investments	4,914,432	—	—	4,914,432
Total Investments in Securities	$149,590,541	$—	$—	$149,590,541

	Level 1	Level 2	Level 3	Total
Flexible Value Fund^
Common Stocks	$29,880,023	$—	$—	$29,880,023
Warrants	102,960	—	—	102,960
Short-Term Investments	1,508,167	—	—	1,508,167
Total Investments in Securities	$31,491,150	$—	$—	$31,491,150

	Level 1	Level 2	Level 3	Total
Small-Cap Growth Fund^
Common Stocks	$201,012,821	$—	$—	$201,012,821
Private Placements	—	—	1,335,072	1,335,072
Short-Term Investments	2,551,529	—	—	2,551,529
Total Investments in Securities	$203,564,350	$—	$1,335,072	$204,899,422

	Level 1	Level 2	Level 3	Total
Small-Cap Fundamental Value Fund^
Common Stocks	$156,542,767	$—	$—	$156,542,767
Real Estate Investment Trusts	5,933,348	—	—	5,933,348
Investment Companies	1,013,524	—	—	1,013,524
Short-Term Investments	5,273,196	—	—	5,273,196
Total Investments in Securities	$168,762,835	$—	$—	$168,762,835

	Level 1	Level 2	Level 3	Total
Opportunity Fund^
Common Stocks	$7,698,724	$—	$—	$7,698,724
Short-Term Investments	15,276	—	—	15,276
Total Investments in Securities	$7,714,000	$—	$—	$7,714,000

	Level 1	Level 2	Level 3	Total
Maryland Bond Fund^
Municipal Bonds	$—	$207,541,349	$—	$207,541,349
Short-Term Investments	8,161,117	—	—	8,161,117
Total Investments in Securities	$8,161,117	$207,541,349	$—	$215,702,466

Notes to Financial Statements
December 31, 2011 (Unaudited)

	Level 1	Level 2	Level 3	Total
Intermediate Income Fund^
Mortgage Backed Securities	$—	$122,801,925	$—	$122,801,925
Corporate Bonds & Notes	—	78,454,138	—	78,454,138
Municipal Bonds	—	20,871,880	—	20,871,880
FHLB Notes	—	7,338,807	—	7,338,807
U.S. Treasury Notes	—	33,866,416	—	33,866,416
Short-Term Investments	8,182,510	24,496,453	—	32,678,963
Total Investments in Securities	$8,182,510	$287,829,619	$—	$296,012,129

	Level 1	Level 2	Level 3	Total
Tactical Bond Fund^
Municipal Bonds	$—	$11,387,417	$—	$11,387,417
U.S. Treasury Notes	—	12,738,455	—	12,738,455
Exchange Traded Funds	473,979	—	—	473,979
Short-Term Investments	592,685	10,994,225	—	11,586,910
Total Investments in Securities	$1,066,664	$35,120,097	$—	$36,186,761
Credit Default Swaps	$—	$131,159	$—	$131,159

	Level 1	Level 2	Level 3	Total
Equity Income Fund^
Common Stocks	$934,053	$—	$—	$934,053
Preferred Stocks	38,192	—	—	38,192
Real Estate Investment Trusts	24,349	—	—	24,349
Total Investments in Securities	$996,594	$—	$—	$996,594
_________________________

^	See Schedule of Investments for industry breakouts.

None of the Funds had transfers into or out of Levels 1, 2 and 3 during the period ended December 31, 2011.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund
Investments in Private Placement
Balance as of June 30, 2011	$927,323
Change in Unrealized Appreciation/Depreciation	67,749
Net Purchases/(Sales)	340,000
Transfers In/(Out)	—
Balance as of December 31, 2011	$1,335,072

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on the trade date.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence.  Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.  Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.  Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

C. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

Notes to Financial Statements
December 31, 2011 (Unaudited)

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gain or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of the assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

D. Options – Each Fund, except the Maryland Bond Fund and the Intermediate Income Fund may invest in options.  When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written.  Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund.  A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.

No derivative instruments were held during the year ended December 31, 2011.

E. Distributions to Shareholders – For the Maryland Bond Fund and Intermediate Income Fund, distributions of net investment income, if any, are paid monthly. Distributions to shareholders of net investment income, if any, are declared and paid quarterly for the Tactical Bond Fund and Equity Income Fund.  The remaining Funds declare and pay net investment income, if any, at least annually.  Distributions to shareholders of net capital gains, if any, are declared and paid at least annually.  Distributions are recorded on the ex-dividend date.

F. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years as of December 31, 2011.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

G. Redemption Fees – A shareholder who redeems or exchanges shares of each Fund within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

H. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve

Notes to Financial Statements
December 31, 2011 (Unaudited)

future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I. Subsequent Events – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued.

J. Recent Accounting Pronouncement – In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Note 3. Commitments and Other Related Party Transactions

Investment Advisor – The Advisor does business under the name of Brown Investment Advisory Incorporated.  Pursuant to an investment advisory agreement, the Advisor receives an advisory fee, accrued daily and payable monthly from each Fund at an annual rate of the Fund’s average annual daily net assets as follows:

Annual Advisory Fee
Growth Equity Fund	0.75%
Value Equity Fund	0.75%
Flexible Value Fund	0.85%
Small-Cap Growth Fund	1.00%
Small-Cap Fundamental Value Fund	1.00%
Opportunity Fund	1.00%
Maryland Bond Fund	0.35%
Intermediate Income Fund	0.35%
Tactical Bond Fund	0.75%
Equity Income Fund	0.75%

Fee Waivers and Expense Reimbursements – The Advisor contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses for each or the class’ average daily net assets for the Funds noted below:

	Institutional Shares	Advisor Shares	D Shares
Growth Equity Fund	1.15%	1.35%	N/A
Value Equity Fund	1.15%	1.35%	N/A
Flexible Value Fund	1.15%	1.35%	N/A
Small-Cap Growth Fund	1.40%	1.60%	1.35%
Small-Cap Fundamental Value Fund	1.40%	1.60%	N/A
Opportunity Fund	1.50%	1.70%	N/A
Maryland Bond Fund	0.60%	N/A	N/A
Intermediate Income Fund	0.60%	0.80%	N/A
Tactical Bond Fund	N/A	1.75%	N/A
Equity Income Fund	1.15%	1.35%	N/A

These expense caps for the Growth Equity Fund, Value Equity Fund, Flexible Value Fund, Small-Cap Growth Fund, Small-Cap Fundamental Value Fund, Opportunity Fund, Maryland Bond Fund and Intermediate Income Fund are in place through September 30, 2012.  The expense cap for the Tactical Bond Fund is in place through October 31, 2012.  The expense cap for the Equity

Notes to Financial Statements
December 31, 2011 (Unaudited)

Income Fund is in place until December 30, 2013.  Each expense cap may be renewed annually by the Board of Trustees.  For the period ended December 31, 2011, the Advisor waived $9,477, $12,737 and $418 in fees in the Flexible Value Fund, Opportunity Fund and Equity Income Fund, respectively.  The Advisor is permitted to seek reimbursement from the Funds for fees waived and/or Fund expenses it pays over the following three years after such payment.  The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  At December 31, 2011, the cumulative amounts of previously waived fees that the Advisor may recoup from the Flexible Value Fund, Opportunity Fund and Equity Income Fund were $68,269, $54,686 and $418, respectively.  The Advisor may recoup portions of the above amounts no later than the dates below:

	June 30,
	2013	2014	2015
Flexible Value Fund	$17,055	$41,737	$9,477
Opportunity Fund	6,276	35,673	12,737
Equity Income Fund	—	—	418

Distribution – Quasar Distributors, LLC (“the Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  The Distributor is an affiliate of the Administrator.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund.  The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.05% of the average daily net assets of each Fund’s Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor.

Other Service Providers – U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The officers of the Trust are employees of USBFS.  The Chief Compliance Officer is also an employee of USBFS.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended December 31, 2011 were as follows:

	Investment Securities
	Purchases	Sales
Growth Equity Fund	$388,759,386	$195,940,270
Value Equity Fund	46,212,043	62,079,630
Flexible Value Fund	6,122,119	2,828,591
Small-Cap Growth Fund	83,260,290	72,811,370
Small-Cap Fundamental Value Fund	40,319,069	24,896,415
Opportunity Fund	3,081,652	6,001,932
Maryland Bond Fund	39,275,168	15,496,240
Intermediate Income Fund	70,953,262	65,309,485
Tactical Bond Fund	47,622,999	36,307,344
Equity Income Fund	1,000,371	—

The Intermediate Income Fund purchased and sold $7,124,414 and $8,926,214, respectively, in U.S. Government securities for the period ended December 31, 2011.  The Tactical Bond Fund purchased and sold $64,027,125 and $50,940,763, respectively, in U.S. Government securities for the period ended December 31, 2011.

Notes to Financial Statements
December 31, 2011 (Unaudited)

The cost basis of investments for federal income tax purposes at December 31, 2011 were as follows:
					Small-Cap
	Growth Equity	Value Equity	Flexible Value	Small-Cap	Fundamental
	Fund	Fund	Fund	Growth Fund	Value Fund
Cost of Investments	$599,725,556	$137,915,763	$27,181,514	$172,500,693	$161,563,169
Gross tax unrealized appreciation	65,317,754	16,245,984	5,225,857	38,971,355	11,530,780
Gross tax unrealized depreciation	(27,597,969)	(4,571,206)	(916,221)	(6,572,626)	(4,331,114)
Net tax unrealized appreciation	$37,719,785	$11,674,778	$4,309,636	$32,398,729	$7,199,666

	Opportunity	Maryland	Intermediate	Tactical	Equity
	Fund	Bond Fund	Income Fund	Bond Fund	Income Fund
Cost of Investments	$6,828,193	$205,885,365	$284,156,152	$35,957,146	$1,000,371
Gross tax unrealized appreciation	1,321,885	10,233,652	12,390,708	229,615	—
Gross tax unrealized depreciation	(436,078)	(416,551)	(534,731)	—	(3,777)
Net tax unrealized appreciation	$885,807	$9,817,101	$11,855,977	$229,615	$(3,777)

Because tax adjustments are calculated annually, the above tables reflect the tax adjustments outstanding at the Fund’s previous fiscal year end (excluding the Tactical Bond Fund and the Equity Income Fund since these funds have not yet had a full fiscal year).

Note 5. Distributions to Shareholders

Distributions during the periods noted were characterized for tax purposes as follows (tax character of the amounts for the six months ended December 31, 2011 are estimated):

	Tax Exempt Income		Ordinary Income
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	December 31,	June 30,	December 31,	June 30,
	2011	2011	2011	2011
Growth Equity Fund	$—	$—	$—	$—
Value Equity Fund	—	—	1,093,290	1,644,489
Flexible Value Fund	—	—	86,530	60,761
Small-Cap Growth Fund	—	—	—	—
Small-Cap Fundamental Value Fund	—	—	3,726,018	1,950,329
Opportunity Fund	—	—	—	—
Maryland Bond Fund	2,378,233	4,385,306	—	—
Intermediate Income Fund	—	—	4,605,906	8,530,797
Tactical Bond Fund	—	N/A	41,204	N/A
Equity Income Fund	—	N/A	—	N/A

	Long-Term Capital Gain^		Return of Capital
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	December 31,	June 30,	December 31,	June 30,
	2011	2011	2011	2011
Growth Equity Fund	$—	$—	$—	$—
Value Equity Fund	—	—	—	—
Flexible Value Fund	—	—	—	1,895
Small-Cap Growth Fund	3,970,842	—	—	—
Small-Cap Fundamental Value Fund	2,381,442	581,158	—	—
Opportunity Fund	—	—	—	—
Maryland Bond Fund	923,336	—	—	—
Intermediate Income Fund	5,520,481	1,117,043	—	—
Tactical Bond Fund	—	N/A	—	N/A
Equity Income Fund	—	N/A	—	N/A

^	Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Notes to Financial Statements
December 31, 2011 (Unaudited)

At June 30, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

					Small-Cap
	Growth Equity	Value Equity	Flexible Value	Small-Cap	Fundamental
	Fund	Fund	Fund	Growth Fund	Value Fund
Net tax unrealized appreciation	$57,534,840	$20,578,815	$4,504,744	$59,560,369	$16,331,513
Net unrealized appreciation on foreign receivables	104	—	62	—	—
Undistributed ordinary income	—	563,193	—	—	2,993,890
Undistributed long-term capital gain	—	—	—	—	2,381,434
Total distributable earnings	—	563,193	—	—	5,375,324
Other accumulated loss	(2,397,828)	(32,554,690)	(5,810,031)	(14,387)	—
Total accumulated earnings/losses	$55,137,116	$(11,412,682)	$(1,305,225)	$59,412,982	$21,706,837

	Opportunity	Maryland	Intermediate
	Fund	Bond Fund	Income Fund
Net tax unrealized appreciation	$2,066,566	$6,646,883	$9,069,249
Net unrealized appreciation on foreign receivables	—	—	—
Undistributed ordinary income*	—	266,230 *	1,071,729
Undistributed long-term capital gain	—	493,805	4,882,213
Total distributable earnings	—	760,035	5,953,942
Other accumulated loss	(39,895,036)	(266,230)	(481,052)
Total accumulated earnings/losses	$(37,828,470)	$7,140,688	$14,542,139
_________________________

*	Amount shown for Maryland Bond Fund is tax-exempt.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, post-October losses and dividend payables.

Note 6. Concentration of Risk

Maryland Bond Fund and Tactical Bond Fund are non-diversified and may focus their investments in the securities of a limited number of issuers.  Concentration of Maryland Bond Fund in securities of a limited amount of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets in issuers located in Maryland and therefore, it is more susceptible to economic, environmental and political factors adversely affecting issuers of Maryland municipal securities than would be comparable tax-exempt mutual funds that invest nationally.  These factors may have and adverse affect on the issuer’s ability to meet their continued obligations to pay interest and principal to investors and therefore impact the value of the Fund’s investments and NAV.

Investors in bond funds should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.  Generally bond prices fall when interest rates rise and vice versa.  This effect is usually more pronounced for longer-term securities.

Note 7. Restructuring of Class A Shares

Effective July 1, 2011, Class A Shares were renamed as Advisor Shares. With this change, front-end sales loads for the class were eliminated. In addition, Rule 12b-1 fees were changed to 0.25% (as a percentage of average daily net assets) for all of the Funds Advisor Shares (some Funds were previously 0.50%). The newly-restructured Advisor Shares became eligible for purchase on July 1, 2011.

Note 8. Credit Default Swap Agreements

The Tactical Bond Fund may invest in Credit default swap agreements.  Credit default swap agreements involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index.  As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap.  As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Notes to Financial Statements
December 31, 2011 (Unaudited)

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default some or all of the referenced entities comprising the credit index.  A credit index is a basket of credit instruments or exposures typically designed to be representative of some part of the credit market as a whole.  Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector.  Credit indices are typically traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates.  An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended December 31, 2011 is as follows:

		Statement of Assets	Unrealized
Fund	Derivatives	and Liabilities Location	Appreciation
Tactical Bond Fund	Credit Default Swap Contracts	Unrealized appreciation on swaps	$131,159

The effect of derivative instruments on the Statements of Operations for the period ended December 31, 2011 is as follows:

		Realized Loss	Change in Unrealized
Fund	Derivatives	on Derivatives	Appreciation on Derivatives
Tactical Bond Fund	Credit Default Swap Contracts	$(1,287,653)	$131,159

Note 9. Merger of Funds

As of the close of business on December 16, 2011, pursuant to an Agreement and Plan of Reorganization previously approved by the Funds’ Board of Trustees, all of the assets, subject to the liabilities, of the Brown Advisory Small Companies Fund (“Small Companies Fund”) were transferred to the Brown Advisory Small-Cap Fundamental Value Fund in exchange for a corresponding class of shares of the Brown Advisory Small-Cap Fundamental Value Fund of equal value.  The purpose of the transaction was to combine two funds with comparable investment objectives and strategies.  The exchange ratio was 0.81 for Advisor Shares and 0.82 for Institutional Shares.  The net asset values of the Small-Cap Fundamental Value Fund Institutional shares and Advisor Shares on the close of business December 16, 2011 after the reorganization were $14.22 and $14.21, respectively.  A total of 4,045,741 Institutional Shares and 21,253 Advisor Shares were issued to the shareholders of the Small Companies Fund in the exchange.  The exchange was a tax-free event to Small Companies Fund shareholders.  For financial reporting purposes, assets received and shares issued by the Small-Cap Fundamental Value Fund were recorded at fair value; however, the cost basis of investments received from the Small Companies Fund was carried forward to align ongoing reporting of the Small-Cap Fundamental Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.  Pursuant to the rules under Section 381 and 382 of the Internal Revenue Code, the combined Fund will be able to utilize $10,264,109 of the Small Companies Fund’s $12,121,076 capital loss carryforward as of the time of merger, subject to an annual limitation of $2,052,822.

Notes to Financial Statements
December 31, 2011 (Unaudited)

The components of net assets immediately before the acquisition were as follows:

			Accumulated	Net
		Accumulated	net realized	Unrealized
	Capital	net investment	gain/(loss) on	Appreciation/	Net
	Stock	income/(loss)	investments	(Depreciation)	Assets
Small-Cap Fundamental Value Fund	$106,730,027	$(284,121)	$(1,684,177)	$5,526,128	$110,287,857
Small Companies Fund	$72,855,113	$68	$(12,121,076)	$(2,908,140)	$57,825,965
Total	$179,585,140	$(284,053)	$(13,805,253)	$2,617,988	$168,113,822

Expense Example For the Six Months/Period Ended December 31, 2011 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011), unless otherwise noted.

Actual Expenses – The “Actual Return” row in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after purchase.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The “Hypothetical Return” row in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2011	December 31, 2011	During the Period*	Ratio*
Growth Equity Fund
Institutional Shares
Actual Return	$1,000	$930	$4.46	0.92%
Hypothetical (5% annual return before expenses)	1,000	1,021	4.67	0.92%
Advisor Shares
Actual Return	1,000	928	5.43	1.12%
Hypothetical (5% annual return before expenses)	1,000	1,020	5.69	1.12%

Expense Example For the Six Months/Period Ended December 31, 2011 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2011	December 31, 2011	During the Period*	Ratio*
Value Equity Fund
Institutional Shares
Actual Return	$1,000	$931	$4.47	0.92%
Hypothetical (5% annual return before expenses)	1,000	1,021	4.67	0.92%
Advisor Shares
Actual Return	1,000	930	5.43	1.12%
Hypothetical (5% annual return before expenses)	1,000	1,020	5.69	1.12%

Flexible Value Fund
Institutional Shares
Actual Return	$1,000	$975	$5.71	1.15%
Hypothetical (5% annual return before expenses)	1,000	1,019	5.84	1.15%
Advisor Shares
Actual Return	1,000	973	6.69	1.35%
Hypothetical (5% annual return before expenses)	1,000	1,018	6.85	1.35%

Small-Cap Growth Fund
Institutional Shares
Actual Return	$1,000	$897	$5.58	1.17%
Hypothetical (5% annual return before expenses)	1,000	1,019	5.94	1.17%
Advisor Shares
Actual Return	1,000	895	6.91	1.45%
Hypothetical (5% annual return before expenses)	1,000	1,018	7.35	1.45%
D Shares
Actual Return	1,000	898	5.34	1.12%
Hypothetical (5% annual return before expenses)	1,000	1,020	5.69	1.12%

Small-Cap Fundamental Value Fund
Institutional Shares
Actual Return	$1,000	$903	$5.88	1.23%
Hypothetical (5% annual return before expenses)	1,000	1,019	6.24	1.23%
Advisor Shares^
Actual Return	1,000	$929	$5.88	1.43%
Hypothetical (5% annual return before expenses)	1,000	1,015	6.14	1.43%

Opportunity Fund
Institutional Shares
Actual Return	$1,000	$934	$7.29	1.50%
Hypothetical (5% annual return before expenses)	1,000	1,018	7.61	1.50%

Maryland Bond Fund
Institutional Shares
Actual Return	$1,000	$1,028	$2.65	0.52%
Hypothetical (5% annual return before expenses)	1,000	1,023	2.64	0.52%

^	Commenced operations July 28, 2011. Information is presented for a holding period of July 28, 2011 to December 31, 2011.

Expense Example For the Six Months/Period Ended December 31, 2011 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2011	December 31, 2011	During the Period*	Ratio*
Intermediate Income Fund
Institutional Shares
Actual Return	$1,000	$1,031	$2.60	0.51%
Hypothetical (5% annual return before expenses)	1,000	1,023	2.59	0.51%
Advisor Shares
Actual Return	1,000	1,029	3.67	0.72%
Hypothetical (5% annual return before expenses)	1,000	1,022	3.66	0.72%

Tactical Bond Fund
Advisor Shares^
Actual Return	$1,000	$966	$3.25	1.30%
Hypothetical (5% annual return before expenses)	1,000	1,009	3.32	1.30%

Equity Income Fund
Institutional Shares†
Actual Return	$1,000	$997	$0.09	1.15%
Hypothetical (5% annual return before expenses)	1,000	1,000	0.09	1.15%
Advisor Shares†
Actual Return	1,000	$997	$0.11	1.35%
Hypothetical (5% annual return before expenses)	1,000	1,000	0.11	1.35%
_________________________

*
Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 (to reflect the half-period), 156/366 for the Small-Cap Fundamental Value Fund Advisor Shares, 93/366 for the Tactical Bond Fund and 3/366 for the Equity Income Fund.

^	Commenced operations September 30, 2011. Information is presented for a holding period of September 30, 2011 to December 31, 2011.
†	Commenced operations December 29, 2011. Information is presented for a holding period of December 29, 2011 to December 31, 2011.

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on August 8 and 9, 2011, the Board (which was comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement for the Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund and the Brown Advisory Intermediate Income Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”) with Brown Investment Advisory Incorporated (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on May 18 and 19, 2011, the Board received and reviewed substantial information regarding the Funds and the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement ( the “Advisory Agreement”).  In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structures of the Advisor, including information regarding its compliance program, chief compliance officer and the Advisor’s compliance records, the Advisor’s disaster recovery plans, and the Advisor’s business continuity plans.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Funds’ historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds on both an absolute basis, and in comparison to their peer funds utilizing Morningstar classifications.

For the Brown Advisory Growth Equity Fund, the Board noted that the Fund outperformed its peer group median for the one, three, five and ten-year time periods, while it underperformed its peer group median for the year-to-date time period.

For the Brown Advisory Value Equity Fund, the Board noted that the Fund outperformed its peer group median for the one and three-year time periods, while the Fund underperformed its peer group median for the year-to-date and five-year time periods.

For the Brown Advisory Flexible Value Fund, the Board noted that the Fund outperformed its peer group median for the year-to-date and three-year periods, while it underperformed its peer group median for the one-year period.

For the Brown Advisory Small-Cap Growth Fund, the Board noted that the Fund outperformed its peer group median for the three and five-year time periods, while the Fund underperformed its peer group median for the year-to-date, one and ten-year time periods.

For the Brown Advisory Small-Cap Fundamental Value Fund, the Board noted that the Fund outperformed its peer group median for the year-to-date and one-year time periods.  The Board took into consideration the Fund’s short operating time.

For the Brown Advisory Opportunity Fund, the Board noted that the Fund underperformed its peer group median for all of the relevant periods – year-to-date, one, three, five and ten-year time periods.

For the Brown Advisory Maryland Bond Fund, the Board noted that the Fund underperformed its peer group median for the year-to-date time period, but had outperformed its peer group median for the one, three, five and ten-year time periods.

For the Brown Advisory Intermediate Income Fund, the Board noted that the Fund underperformed its peer group median for all of the relevant periods – year-to-date, one, three, five and ten-year time periods.

The Board took into consideration the services the Advisor provided to its institutional and separately managed account clients and considered any differences of performance between similarly managed accounts and the performance of the Funds.  The Board found the differences to be reasonable.

Approval of Investment Advisory Agreement (Unaudited)

3.
The costs of the services to be provided by the Advisor and the structure of the Advisory fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as expense waivers and reimbursements.

For the Brown Advisory Growth Equity Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.15% for the Fund’s Institutional Shares and 1.60% for its Advisor Shares, but noted that the Fund was operating far below its expense caps.  The Board noted that the Fund’s advisory fees were above its peer group median, while the net expense ratio was in line with its peer group median.

For the Brown Advisory Value Equity Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.15% for the Fund’s Institutional Shares and 1.60% for the Advisor Shares, but observed that the Fund had been operating below its expense caps.  The Board noted that the Fund’s advisory fees were above its peer group median, while the Fund’s net expense ratio was slightly below the peer group median.

For the Brown Advisory Flexible Value Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.15% for the Fund’s Institutional Shares and 1.35% for its Advisor Shares.  The Board noted that the Fund’s advisory fees were above its peer group median, while the net expense ratio was in line with its peer group median.

For the Brown Advisory Small-Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.40% for the Fund’s Institutional Shares and 1.85% for the Advisor Shares and 1.35% for the D Shares, but observed that the Fund had been operating below its expense caps.  The Board noted that the Fund’s advisory fees were above its peer group median, while the Fund’s net expense ratio was in line with the peer group median.

For the Brown Advisory Small-Cap Fundamental Value Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.40% for the Fund’s Institutional Shares and 1.85% for the Advisor Shares, but observed that the Fund had been operating below its expense caps.  The Board noted that the Fund’s advisory fees were above its peer group median, while the Fund’s net expense ratio was in line with the peer group median.

For the Brown Advisory Opportunity Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50% for the Fund’s Institutional Shares and 1.70% for the Advisor Shares.  The Board noted that the Fund’s advisory fees and net expense ratio were above its peer group median.

For the Brown Advisory Maryland Bond Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.60% for the Fund’s Institutional Shares, but noted that the Fund was operating below its expense cap.  Additionally, the Board noted that the Fund’s advisory fees and net expense ratio were below its peer group median.

For the Brown Advisory Intermediate Income Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.60% for the Fund’s Institutional Shares and 0.80% for its Advisor Shares, but noted that the Fund was operating below its expense caps.  Additionally, the Trustees noted that the Fund’s advisory fees and net expense ratio were below its peer group median.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized as the assets of the Funds grow.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” and the 12b-1 fees paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interest of the Funds and their respective shareholders.

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on August 8th and 9th, 2011, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered the initial approval of an Investment Advisory Agreement for the Brown Advisory Tactical Bond Fund (the “Tactical Fund”), a new series of Professionally Managed Portfolios, with Brown Investment Advisory Incorporated (the “Advisor” or “Brown”).  Subsequently, at a meeting held on November 7th and 8th, 2011, the Board (comprised of a majority of persons who are Independent Trustees as defined under the Investment Company Act) considered the initial approval of an Investment Advisory Agreement for the Brown Advisory Equity Income Fund (the “Equity Fund” and collectively, with the “Tactical Fund,” the “Funds”) also a new series of Professionally Managed Portfolios, with Brown.

At these meetings, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services to be provided by the Advisor to each of the Funds under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of Brown’s overall services to be provided to the Funds.  The Board considered Brown’s specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at Brown that would be involved with the Funds.  The Board also considered the existing relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.

The Board also considered the resources and compliance structures of the Advisor, including information regarding its compliance program, chief compliance officer and the Advisor’s compliance records, the Advisor’s disaster recovery plans, and the Advisor’s business continuity plans.  After reviewing Brown’s compliance policies and procedures, including Brown’s proposal with respect to risk oversight of the Funds, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Board reviewed the proposed services Brown would provide to the Funds, noting to what degree those services extended beyond portfolio management and the receipt of additional fees by Brown or its affiliates.  The Board concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Investment Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory and reliable.

2.	The Funds’ historical year-to-date performance and the overall performance of the Funds. As the Funds were newly created, the Board was unable to review the performance of the Funds.

3.
Costs of Services Provided and Profits Realized by Brown.  The Board noted that the proposed advisory fee as a percentage of average daily net assets was 0.75% for each of the Funds.  The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.75% for the Tactical Fund’s Advisor Shares, its only Class, but noted that the Fund’s estimated first year operating expense of 1.36% was far below its expense cap.  The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.15% for the Equity Fund’s Institutional Shares and 1.35% for its Advisor Shares.

The Board concluded that the fees to be received by Brown for management of each of the Funds were fair and reasonable.

4.
Economies of Scale.  The Board also considered that economies of scale could be expected to be realized by the Advisor as the assets of the Funds grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Funds do not exceed a specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Trustees discussed the likely overall profitability of Brown from managing the new Funds.  In assessing possible profitability, the Trustees reviewed Brown’s financial information and took into account both the likely direct and indirect benefits to Brown from advising the

Approval of Investment Advisory Agreement (Unaudited)

Funds.  The Trustees concluded that Brown’s profit from managing the Funds would likely not be excessive and, after review of relevant financial information, Brown would have adequate capitalization and/or would maintain adequate profit levels to support the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the Advisory Agreement would be in the best interests of the Funds and its shareholders.

BROWN ADVISORY FUNDS

At Brown Advisory Funds, we believe that you deserve sincere and open communication on all issues relating to our relationship.

In this spirit, we wish to provide to you a summary of certain of our policies relating to confidentiality and privacy of shareholder information.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory Funds takes confidentiality of your personal information and privacy of your account very seriously.

Our commitment to safeguard your personal information goes beyond our legal obligations, and the principles that guide the way in which we conduct business are built upon the core values of trust, confidence and integrity. By adhering to the practices described in this policy, we affirm our continuing commitment to protecting your privacy.

Brown Advisory Funds collects only relevant information from shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We obtain non-public financial and other personal information (“Personal Information”) about you directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place. For example, we take many measures to protect your Personal Information while it is stored electronically.

In the normal conduct of our business, it may become necessary for us to share your Personal Information with companies who are under contract to perform services on behalf of Brown Advisory Funds. For example, those who may receive this information include the companies that provide Brown Advisory Funds with transfer agent, technology and administrative services, as well as the investment advisor, Brown Investment Advisory Incorporated, who is an affiliate of Brown Advisory Funds. If you maintain a retirement/educational custodial account directly with Brown Advisory Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information to only those employees of Brown Advisory Funds’ service providers with a business reason to know such information.

We do not sell Personal Information about current or former shareholders or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such Personal Information to third parties unless necessary to support the operations and administration of the Brown Advisory Funds, the Brown Advisory Funds’ compliance with applicable laws and regulations, or as otherwise permitted by law.

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

This is our policy as of September 2006. This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time.

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 800-540-6807 and by accessing the Funds’ website at www.brownadvisory.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at 800-540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 800-540-6807. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisory.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at 1-800-540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISOR
Brown Investment Advisory Incorporated
901 South Bond Street
Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

	Institutional Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP
Brown Advisory Growth Equity Fund	BIAGX	74316J201	BAGAX	74316J102
Brown Advisory Value Equity Fund	BIAVX	74316J409	BAVAX	74316J300
Brown Advisory Flexible Value Fund	BIAFX	74316J607	BAFVX	74316J508
Brown Advisory Small-Cap Growth Fund	BIASX	74316J805	BASAX	74316J706
Brown Advisory Small-Cap Fundamental Value Fund	BIAUX	74316J854	BAUAX	74316J755
Brown Advisory Opportunity Fund	BIAOX	74316J847	—	—
Brown Advisory Maryland Bond Fund	BIAMX	74316J821	—	—
Brown Advisory Intermediate Income Fund	BIAIX	74316J797	BIATX	74316J813
Brown Advisory Tactical Bond Fund	—	—	BATBX	74316J722
Brown Advisory Equity Income Fund	BIADX	74316J698	BADAX	74316J714

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     March 5, 2012

By (Signature and Title)                      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     March 2, 2012

* Print the name and title of each signing officer under his or her signature.